UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21210
                                                     ---------

                              ALPINE INCOME TRUST
                              -------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                                   3RD FLOOR
                              MILWAUKEE, WI  53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                SAMUEL A. LIEBER
                       ALPINE MANAGEMENT & RESEARCH, LLC
                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
                               ------------------
                    (Name and address of agent for service)

                                 1-888-785-5578
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31
                         ----------

Date of reporting period: APRIL 30, 2005
                          --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

(ALPINE LOGO)

EQUITY & INCOME FUNDS

ALPINE DYNAMIC BALANCE FUND
ALPINE DYNAMIC DIVIDEND FUND
ALPINE MUNICIPAL MONEY MARKET FUND
ALPINE TAX OPTIMIZED INCOME FUND

Semi-Annual Report
April 30, 2005

This material must be preceded or accompanied by a current prospectus.

                             REPORT TO SHAREHOLDERS

                          ALPINE'S INVESTMENT OUTLOOK
                                     PAGE 1

                              FUND MANAGER REPORTS

                          ALPINE DYNAMIC BALANCE FUND
                                     PAGE 4

                          ALPINE DYNAMIC DIVIDEND FUND
                                     PAGE 8

      ALPINE MUNICIPAL MONEY MARKET FUND/ALPINE TAX OPTIMIZED INCOME FUND
                                    PAGE 12

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 16

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 27

                            STATEMENTS OF OPERATIONS
                                    PAGE 29

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 31

                              FINANCIAL HIGHLIGHTS
                                    PAGE 35

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 41

                             ADDITIONAL INFORMATION
                                    PAGE 48

                          ALPINE'S INVESTMENT OUTLOOK

Dear Investor:

     We are pleased to present the semi-annual report of the Alpine Mutual Funds for the fiscal period ending April 29, 2005. During this period, Alpine's funds continued their pattern of strong relative outperformance. Please see the individual portfolio discussion sections for detailed, standardized performance data and relevant rankings in addition to fund specific commentary.

     Alpine's managers believe that we are in the early phase of an extended business cycle. We think that inflationary pressures will remain subdued during a period of sustained sub par growth. The prospect for continued economic expansion leading to job formation and further value creation appear positive over the longer term, but the nation's capacity to offset dips and cushion shocks has been diminished by policy choices and their consequences. The U.S. and global economies have not enjoyed as strong a recovery phase as previous cycles might suggest despite historically low interest rates. Capital markets have been broadly trendless, although characterized by significant day-to-day volatility. Fluctuating economic data shows the U.S. is still in the midst of the transition phase between the economic recovery of 2003/04 and a prospective period of renewed stable economic growth. Global data shows a more persistent weakening trend in Western Europe and a more positive, albeit still mixed trend in Asia.

     A major theme of Alpine's 2004 annual report was that the economy was in a "cyclical sweet spot, soured by excesses and tempered by caution". We believe this description is still appropriate, and will remain so at least through year-end. Working backwards, the "caution" is on the part of corporations with historically large cash holdings who are not showing confidence by committing new investment capital which might add productive capacity and jobs to the economy. The sour "excesses" related to the ongoing pattern of consumption exceeding incomes, deficit spending at the governmental level and including the nation's trade deficit. Across the board, at all levels, these excesses have been paid for by increased borrowings. If such borrowing produces long-term growth, all could be well. The "cyclical sweet spot" correlated with the combination of modest economic growth and low inflation leading to continued low interest rates. If corporations can take advantage of such cheap money to follow the consumer's lead in maintaining buying power, economic growth could be extended.

LOST IN TRANSITION - ECONOMIC UNCERTAINTY CONTINUES

     We believe the availability of cheap money is very positive for the near term. However, if or when a transition to higher rates occurs, if it is over a short period of time, it could prove disruptive. If low interest rates are sustainable for several more years, borrowers will benefit. Unfortunately, it will further challenge the strategies of long term investors. If the economy evolves with little certainty of direction, it may be less dynamic. A less dynamic period between the surge of recovery and sustained growth may limit future economic opportunities.

     Economic data pertaining to jobs, new orders and domestic consumption has lately shown inconsistent trends. This has led many economists to at first increase, and then, reduce their estimates for GDP growth this year, not only in the U.S. but also in Europe. Looking abroad, we see that recent negative votes on an E.U. constitution may further slow that already weak economic region. Meanwhile, Japan is enjoying a modest rebound in its domestic economy. However, the Japanese government's expectations for GDP growth are that it will significantly slow over the course of the next three to four quarters. This is due, in part, to a progressive deceleration of demand from China's economy, as it tries to reign in some of the excesses fueled by significant domestic and foreign investment in that country. Finally, throughout the world, rising oil prices pose an extended threat to economic growth. Thus, the aggregated impact of these regional trends is that slower economic growth will sustain historically low interest rates around the world, leading to capital markets that are awash in financial liquidity.

     Over decades, we have seen that without a strong directional trend, capital flows are very rotational, in and out of different economic sectors, commodity classes, and even countries. This invites short-term trading strategies employed by many capital markets investors, including hedge funds, investment and commercial banks proprietary and even corporations. One consequence of excess liquidity are the relatively low rates of return and compressed risk premiums available in today's capital markets low returns and rapid trading strategies have resulted in greater daily volatility, with an emphasis on momentum based directional trades. Two of the most sustained directional bets have been property and commodities. In part, this reflects a desire for inflation hedges, but is also a product of too much money seeking too few opportunities.

     Alpine's portfolio management aims to look beyond the day-to-day distractions of the markets. Our current focus is on the effects of continued moderate economic growth on our country's resilient consumption patterns. We are concerned that corporate capital outlays, which surged through the fourth quarter of last year due to tax incentives, appears to be slowing in 2005.
While low interest rates continue to stimulate household spending, we remain cautious that unless job growth and per capita income broaden across the economy, the risk grows that consumption levels will at best flatten, even for high-end goods. In turn, this might put further pressure on corporate operating margins since so few sectors or companies enjoy strong pricing power.

THE DOLLAR'S TREND(Y), AGAIN

     On the geopolitical front, there has been marginal improvement with regard to Iraq, Iran or North Korea. These issues are less prominent for now in the public/media consciousness. But events will no doubt highlight such problem areas again. The European "No" vote with regard to a constitution can be seen as a roadblock to further integration and expansion of the European trading block. Short term, this is a modest negative, while longer term implications are not clear as to whether a new and improved plan for organizing the social and economic priorities of the different countries can be implemented. The main beneficiary of these events has been the dollar, which has surprised most observers and participants in the capital markets with its renewed strength notwithstanding the well documented deficit excesses in our economy. Another contributing factor perhaps is the high price of oil, which is denominated in U.S. dollars and hence gets recirculated back into our Treasury securities market and economy by oil producing countries. As long as our country's trade deficit dollars are recycled back into the capital markets, this period of relative dollar stability may continue. However, the structural imbalances which precipitated our currency's three-year decline from February 2002, continue to deteriorate. Alpine anticipates another shift to further dollar weakness into 2006, retracing some of its 4.65% average annual gains since 1981. We suspect that a period of steady long-term dollar strength may not emerge until we once again enjoy sustained economic growth.

CHEAP MONEY HAS REPRICED FINANCIAL ASSETS

     Low interest rates fueled economic recovery and spared the world from a potentially severe recession in 2001. However, cheap money has also had an equally dramatic effect on the valuation of long-term assets. In the aftermath of the stock market bubble bursting in 2000, compounded by the recession of 2001, followed by both 9/11 and the SARS epidemic scares, the Federal Reserve decided to sustain short-term interest rates below long-term inflation trends. Countering the negative wealth effect of the equity market collapse, financial liquidity was created for individuals through the home refinancing boom, which not only boosted consumption in the U.S., but further strengthened already strong housing markets around the world. Even though business activity slowed, corporate balance sheets were restructured as labor and distribution costs were cut. Now vast numbers of companies are flush with cash. Unfortunately, there is a flip side which is perhaps less positive. As the cost of mortgages and corporate bonds have fallen, traditional long-term income investors such as pension plans and insurance companies have been forced to lower their return expectations or search out alternative sources of yield.

     This pressure to generate relatively high income returns with some measure of consistency has often led to increased allocations to real estate. As this period of low interest rates is now extending beyond the expectations of many investors (and could continue for many years), we find that investors are increasingly accepting historically low property income returns. This so called "yield shift" in capitalization rates (i.e. the initial income yield) for income producing property has resulted in a 25% -35% price appreciation for many types of commercial real estate over the past few years. While this trend is most pronounced in the U.S., it is also evident in Europe, Australia and Japan. Real estate has been a primary beneficiary, although other income-producing assets ranging from trade and consumer receivables to supertankers, have been revalued higher. While the near-term influence of cheap money has boosted asset prices, it may be the extended duration and relative stability of the income stream, which has most benefited real estate prices.

     A recent survey by Watson Wyatt LLP revealed that 49% of pension fund investments in alternative assets (including venture capital, hedge funds and private equity) was focused on real estate. Alpine's analysis of real estate allocations among pension plan sponsors and endowments, suggests that the current pipeline of commitments to invest in real estate yet to be acquired should sustain prices for at least two or three years. However, we believe that this weight of money will be fairly selective in terms of cities, property types and international exposure. The implication is that over time, there could be greater stratification among valuations of various types of investment property than exists today!

WHERE IS THE HOUSING BUBBLE?

     Over the past four years, rising residential prices have been creating concerns over an impending housing bubble which could burst. Alpine's view has been that only select regional markets have become overheated in the past year, but this does not constitute a bubble. Over the past few years, low mortgage rates have clearly stimulated extra demand. However, we must also focus on the underlying supply and demand drivers which fueled an impressive thirteen-year period of rising home sales in all but one. This long cycle has absorbed latent existing supply, and has shifted the balance to favor developers who can bring more supply to market despite tougher environmental and regulatory controls.

     Much of the bursting bubble argument has been based on the thesis that what goes up the fastest, will come down the fastest. Talk of speculative buying and risky mortgages has been a favorite topic among short sellers and the financial media. Such concerns now appear even more widespread. Even though most of the arguments are weak, such fears can resonate, since housing is owned by 69% of U.S. households. Illustrative of this is an analysis by Yale University Professor Robert J. Shiller who wrote "Irrational Exuberance" back in 2000. He performed a simple Lexis-Nexis search for major media articles on a "housing bubble" in the month of May over each of the last five years. The search revealed an increase in the number of such articles, with the following trend, beginning with May 2001: 8, 18, 20, 35, and 77 in May 2005. It is quite possible that the acceleration of media attention will help produce caution amongst both buyers and sellers promoting a stabilization or moderation of home price appreciation. Perhaps more important is the level of affordability, which could also cool home price growth. Already, we have seen signs that a bid-offer spread has returned to a housing market where the basic strategy was often to match the asking price or pay even more as competition among buyers escalated.

     We believe strong demand growth versus minimal changes in supply explains much of the increase in prices of homes over the past decade. Clearly low interest rates have also been a positive factor. Even though Alpine expects a slower economic picture over the next year or two, a probable modest diminution of demand for home purchases will not by itself bring the supply-demand equation back into balance. Thus, barring a full-blown recession with significant lay-offs, we would expect a moderating trend in home price appreciation. We believe this would be a healthy outcome for the housing market. The only downside might be that limited home price appreciation would result in a significant fall-off in refinance activity, even if interest rates decline somewhat from current levels. Thus, the liquification of homeowners equity will be less stimulative to the economy. Then, we would expect consumption and income levels to become more aligned at a moderate pace of growth.

WHERE COULD WE GO FROM HERE?

     Alpine's view on the economy is that it will gradually slow for the balance of 2005 and we would not be surprised to see moderating GDP growth in 2006.
Even though the Federal Reserve appears intent on raising Fed Funds to a "neutral level" of between 3.5% to 4%, they may have to pause if the economy shows greater signs of weakness. We now face a historically reduced capacity of the Federal Reserve or the Treasury to either stimulate the economy or cushion it against unforeseen events. Globalization is increasingly acting like a pressure relief valve which prevents many companies or, for that matter, workers to achieve pricing power. In the above discussion of the housing market, we noted that the refinancing boom helped to support an unsustainable trend in consumption expenditures, which have exceeded income growth. Added to this are the rising costs of fuel and commodities, which affect our daily lives.
However, a bleak interpretation of this data should be offset by the fact that we are relatively early in an extended economic cycle with reasonable economic momentum in part fueled by a government which must maintain and support a significant war making apparatus. Of at least equal importance, many corporations are better equipped to weather a slow economic environment due to extensive cost rationalization over the past decade and strong balance sheets which can support working capital and routine capital outlays.

     It is Alpine's belief that the stock market will be fueled by moderate corporate earnings growth, and stimulated by significant merger and acquisition activity. The merger and acquisition environment is being propelled by huge pools of capital raised by private equity firms as well as by many cash rich companies sustained avenue of top-line revenue growth can best be strengthened by acquiring other businesses.

     We believe Alpine's emphasis on finding investment opportunities which provide both income and growth will continue to properly position our funds in this low inflation, low growth environment characterized by exceptional financial liquidity. Thank you for your interest and support.

Sincerely,

/s/Samuel A. Lieber

Samuel A. Lieber
President, Alpine Mutual Funds

MUTUAL FUND INVESTING INVOLVES RISK.  PRINCIPAL LOSS IS POSSIBLE.

                          ALPINE DYNAMIC BALANCE FUND

Value of a $10,000 Investment

                      Alpine Dynamic  Moody's Equity Mutual
    Date               Balance Fund    Fund Balanced Index   S&P 500 Index
    ----              --------------  ---------------------  -------------
  6/7/2001(inception)    $10,000             $10,000            $10,000
10/31/2001               $10,164              $9,090             $8,341
 4/30/2002               $10,707              $9,252             $8,534
10/31/2002                $9,471              $8,465             $7,081
 4/30/2003               $10,228              $8,778             $7,397
10/31/2003               $11,696              $9,613             $8,552
 4/30/2004               $12,363             $10,019             $9,089
10/31/2004               $13,356             $10,319             $9,357
 4/30/2005               $13,936             $10,603             $9,664

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund's benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's returns reflect the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund's total returns would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Moody's Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and, to a lesser extent, multiasset global funds. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Balanced Funds Average is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. The Moody's Equity Mutual Fund Balanced Index, the S&P 500 Index and the Lipper Balanced Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

               COMPARATIVE ANNUALIZED TOTAL RETURNS AS OF 4/30/05

                                                                                            SINCE INCEPTION
                                               6 MONTHS(1)<F1>      1 YEAR      3 YEARS         (6/7/01)
                                               ---------------      ------      -------     ---------------
Alpine Dynamic Balance Fund                         4.34%           12.71%       9.18%            8.89%
Moody's Equity Mutual Fund Balanced Index           2.74%            5.82%       4.65%            1.51%
S&P 500 Index                                       3.28%            6.34%       4.24%           -0.87%
Lipper Balanced Funds Average                       4.13%            5.41%       4.21%           -0.06%
Lipper Balanced Fund Rank                             N/A(1)<F1>     3/601       3/447           10/405

(1)<F1> Not annualized. The NASD does not recognize rankings for less than one year.

                          PORTFOLIO DISTRIBUTION*<F2>

               Cash/Cash Equivalents                         8.2%
               U.S. Gov't Obligations                       21.3%
               Automotive Equipment                          1.3%
               Commercial Products & Services                8.0%
               Conglomerate                                  0.8%
               Consumer Products & Service                   3.0%
               Energy                                        3.6%
               Financial - Banks                            12.8%
               Financial Services                            4.9%
               Homebuilders                                 10.3%
               Lodging                                       1.2%
               Manufacturing - Diversified                   2.7%
               Medical Instruments                           1.8%
               Pharmaceuticals                               3.6%
               Real Estate Investment Trusts                10.3%
               Retail                                        1.1%
               Transportation Services                       2.7%
               Utilities                                     2.4%

TOP 10 HOLDINGS*<F2>

   1.  U.S. Treasury Bond, 6.000%, 2/15/2026                          5.54%
   2.  U.S. Treasury Bond, 5.250%, 11/15/2028                         3.83%
   3.  U.S. Treasury Note, 5.000%, 2/15/2011                          3.70%
   4.  U.S. Treasury Bond, 7.250%, 5/15/2026                          2.94%
   5.  U.S. Treasury Bond, 6.250%, 8/15/2023                          2.81%
   6.  U.S. Treasury Note, 5.000%, 8/15/2011                          2.47%
   7.  Standard-Pacific Corp.                                         2.15%
   8.  Pulte Homes, Inc.                                              2.09%
   9.  Vornado Realty Trust                                           2.06%
  10.  FedEx Corp.                                                    1.99%

*<F2> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/05 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                          ALPINE DYNAMIC BALANCE FUND

  The investment result for the first half of the fiscal year 2005, through April 30, 2005, was a gain in net asset value of 4.34%. This compared with the 3.28% of the Standard & Poor's 500 Index, and the 2.75% of the Moody's Mutual Fund Balanced Index. For the period since inception of the Fund on June 7, 2001, its cumulative return was 39.35% equal to an annualized rate of 8.89%, this compares with 1.51% for the Moody's Equity Mutual Fund Balanced Index and a -0.89% for the Standard & Poor's 500 Index.

  Alpine Dynamic Balance Fund was selected as the leader among all balanced funds in the United States in the annual Lipper Leaders Fund Awards. The total return was calculated as the highest out of 441 balance funds. A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over the three-year period ended December 31, 2004. The Lipper organization (a Reuters subsidiary) noted the 16.84% performance for 2004 compared with the Balance Fund Index of 7.93% and the three-year annualized return of 11.32% compared with the 4.32% of the Balance Fund average.

  The first half fiscal year period under review was one of declining momentum for stock and bond markets. The power of cyclical recovery, which had driven market advances in 2003 and the early parts of 2004, diminished as growth expectations were moderated by rising commodity costs and the ongoing challenge of increasing oil prices. Augmenting growing concern was uncertainty about how high the Federal Reserve Bank will raise short-term interest rates in their current tightening program. Anxiety grew over whether the Federal Reserve would continue its "measured" pace of increases or whether inflationary prospects might bring more aggressive policies. Expectations for special economic stimulus, achieved with the tax reductions of prior years, was replaced by concerns that the purchasing power of the lower income segments of the population was being reduced by high fuel costs. Adding to uncertainty was the drumbeat of daily statistics and commentary on the growth of the Federal government deficit and of the U.S. trade deficit. This broad picture was hardly one which could generate widespread enthusiasm for the purchase of equities. Even the Bush Administration appeal for a revision of the Social Security structure to include equities provided little lift, in view of widespread skepticism about potential congressional support for this proposal.

  The frequent shifts in major and minor trends in both stock and bond markets during these months impacted the portfolio, but did not lead to changes in our basic strategies. We judged that the economic environment was less likely to move to either inflationary or deflationary trends, as the market alternately feared. We anticipated that it would provide modest growth. We also saw the trade deficit as a source of funds coming to the bond market from the mounting assets transferred to foreign nations through our net importing pattern. This, in turn, led us to believe that demand would be well sustained for the highest quality, longest term obligations, namely U.S. Government long bonds. With this framework, although with occasional profit taking and then repositioning on dips, we sustained the basic fixed income portion of the portfolio at levels approaching 30%.

  The fund's equity strategy also reflected our confidence in steady overall economic demand, not withstanding with a more modest growth rate than seen in 2004. Thus, the equity portfolio was not sizably altered.

  Many of the issues which had been powerful growth vehicles in 2004 and even prior, continued to demonstrate earnings improvement and comparatively outstanding growth. Illustratively, each of the top ten performers in the Fund were issues that had been held prior to the current fiscal year and continue their leadership. They epitomized a variety of industry opportunities. Homebuilders continue to benefit by the steadily increasing demand for new homes, fueled by a still modest rate of mortgage interest and accelerated, in each case, by the benefits of industry geographic diversification. Thus, during the semi-annual period, Standard Pacific Company shares provided a total return of 27.84%, Ryland Group 28.99% and Pulte Homes 30.38%. The corporate turnarounds through vigorous merchandising and management initiatives continued to be productive, as illustrated by the 37.83% total return of J.C. Penney Company. Allegheny Energy Industries, up 33.48% in the six months, continued a recovery of this depressed utility which had been severely hurt during the energy crises 3 years ago. The current energy opportunity, built on the rising price of oil was characterized by the performance of Consolidated Energy - a major coal producer - up 23.02%. Specialized financial growth, favored by a still moderate interest rate environment, allowed Student Loan Corporation to provide a 33.70% total return. The recovery in travel, continuing the post 9/11 trend is reflected in the improving profits of the hotel industry, as illustrated by Sunstone Hotel Investors' 33.96% gain. These individual moves reflected the continuation of powerful long-term trends, as is evident from the gains that some of these holdings have had from their cost. For example, Ryland Group is up 132.2% from purchase in December 2002, Pulte Corp. up 130.6% from purchase in July 2001, Standard Pacific up 60.7% since purchase in April 2002. Even over the shorter term, dynamics have been exceptional as Toll Brothers, purchased in December 2004, provided a 40% gain. We held the homebuilding group with the conviction that the industry's valuations would remain relatively conservative despite widespread apprehensions that increasing interest rates and speculative pricing make the recent profits growth for this industry a temporary phenomenon. Our studies suggest this is not the case.

  Other longer term equity holding positions were more reflective of the general market during these six months. This was especially the case in the financial services and bank sections of the portfolio, which together are the largest single sector of commitments. The combination of rising Federal Funds rates, flattening of the yield curve and a few legal challenges to practices within the industry combined to restrain investors' valuations, notwithstanding many significant gains in earnings and dividends. When trends or events shifted, we sought to be responsive. Thus, immediately after the election in November, the portfolio position in Fannie Mae was sold because we reasoned that the Bush Administration would initiate an effort to discredit this and other government sponsored, New Deal initiated business organizations. We also took significant profits in the Bank North Group when they accepted the bid for control of its shares by the Toronto Dominion Bank. Shares in Marsh & McLennan Companies were bought after a negotiated settlement of the charges brought by the New York Attorney General that originally caused a considerable decline in share value. These were later sold at a modest profit. The portfolio experienced one challenging disappointment among financial holdings during these months, Doral Financial Corp. This prominent Puerto Rican bank holding and mortgage financing company saw its long-term growth trend and stock performance interrupted by a disputed valuation of its specialty mortgage holdings. While the valuation issue remains unresolved, the shares were widely sold, creating a 69.5% decline during the quarter. Our longer term financial industry strategy continues intact, seeking to benefit from potential merger and acquisitions, particularly smaller community banks. We expect a reacceleration of this long-term pattern when the Federal Reserve interest rate increases come to an end and a more normal yield curve returns. We also seek to take advantage of opportunities in larger financial institutions, as illustrated by the largest single commitment in the group, JPMorgan Chase, as the cost savings benefits of its recent merger are expected to generate earnings growth.

  Periods of pessimism about the sustained health of cyclical industries provided opportunities to purchase the shares of several companies with long-term cyclical growth patterns. During the first half a number of these declined somewhat, although recoveries have since been apparent. We would particularly note Deere & Company, the agricultural and construction machinery manufacturer, W.W. Grainger, the prominent distributor of electrical motors and machinery, and Paccar, the leading manufacturer of heavy duty trucks in the United States and Europe. We expect the sustained earning power growth they have demonstrated during these months to be reflected in better valuations.

  Negative market perceptions of probable future trends continue to provide interesting opportunities. An example of undervalued assets and unrecognized accomplishments is Temple-Inland Corp. This major manufacturer of corrugated packaging and wood based building products has generally been seen as an effective consolidator of companies in the packing business. But it also has large assets in timberland, including acreage near Atlanta, Georgia with significant economic potential. Further diversification comes from its ownership of a $17 billion full-service bank with more than 140 offices in Texas and California, (Guaranteed Bank Corp.) and a subsidiary, (Lumberman's Investment Corp.), a land development commercial real estate company with investments in residential community development and commercial real estate properties in nine states from Florida to California. A speculative challenge to management was mounted during the quarter, then withdrawn. Our holding program is longer term in nature believing that a recent special dividend and two-for-one split indicates management interest in more appropriate stock values.

  The strategy of the fund reflects our view that the underlying rate of inflation will not drive long-term interest rates higher. Additionally, the trade deficit provides sustained demand for U.S. Treasury obligations from countries which hold their balances in dollars, while domestic demand will continue to advance at a more moderate pace than seen in 2004. Thus, our investment in U.S. Treasury bonds, timed in accordance with appropriate interest rate expectations, remains a risk averse and effective fixed income investment program. These conditions also support an equity market where companies with particularly good business programs for accelerating growth can continue to be seen as undervalued or special situations. The unfolding of such opportunities may not be rapid, but are often highly rewarding. As an example, the largest gain in the portfolio since purchase, currently held, is Developers Diversified, a real estate investment trust, with a 139% gain since July 2002. Another is the coal and natural gas company, PennVirginia, up 103.8% since August 2001.

  We continue to maintain an active research program, searching for the opportunities which will meet our goals of low risk, reasonable income and sizable capital gain opportunity. We thank our investors for their continuing confidence in the fulfillment of this program.

Stephen A. Lieber
Samuel A. Lieber
Lorraine Klepacki
Co-Portfolio Managers

MUTUAL FUND INVESTING INVOLVES RISK.  PRINCIPAL LOSS IS POSSIBLE.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing or trading financial instruments is at the user's own risk. This is not an offer to buy or sell securities.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations.  (06.05)

                          ALPINE DYNAMIC DIVIDEND FUND

Value of a $10,000 Investment

                        Alpine Dynamic                    Moody's Equity Mutual
    Date                Dividend Fund   S&P 500 Index  Fund Growth Income Index
    ----                --------------  -------------  ------------------------
  9/22/2003(inception)     $10,000         $10,000              $10,000
 10/31/2003                $10,690         $10,293              $10,257
  1/31/2004                $12,219         $11,128              $10,973
  4/30/2004                $12,339         $10,938              $10,761
  7/31/2004                $12,744         $10,929              $10,656
 10/31/2004                $13,355         $11,263              $10,931
  1/31/2005                $14,367         $11,822              $11,099
  4/30/2005                $14,083         $11,632              $11,220

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund's benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's returns reflect the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund's total returns would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.

The Moody's Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and growth of income through investing 60% or more of their respective portfolios in equities. The Moody's Equity Mutual Fund Growth Income Index, the S&P 500 Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

               COMPARATIVE ANNUALIZED TOTAL RETURNS AS OF 4/30/05

                                                                                            SINCE INCEPTION
                                                            6 MONTHS(1)<F3>     1 YEAR         (9/22/03)
                                                            ---------------     ------      ---------------
Alpine Dynamic Dividend Fund                                     5.44%          14.11%           23.75%
Moody's Equity Mutual Fund Growth Income Index                   2.64%           4.27%            7.44%
S&P 500 Index                                                    3.28%           6.34%            9.87%
Lipper Equity Income Funds Average                               5.35%          10.02%           13.10%
Lipper Equity Income Fund Rank                                     N/A(1)<F3>   28/225            1/202

(1)<F3> Not annualized. The NASD does not recognize rankings for less than one year.

                          PORTFOLIO DISTRIBUTION*<F4>

               Aerospace & Defense                           0.6%
               Building - Maintenance & Service              2.4%
               Business Services                             2.0%
               Cash/Cash Equivalents                         3.5%
               Chemicals                                     4.5%
               Commercial Products & Services                1.2%
               Communications & Media                        2.7%
               Conglomerate                                  1.4%
               Construction                                  3.4%
               Consumer Products & Services                  7.1%
               Energy                                        5.9%
               Entertainment                                 5.7%
               Financial - Banks                             8.0%
               Fiancial Services                             5.1%
               Food & Beverages                              3.7%
               Lodging                                       1.5%
               Lottery Services                              2.3%
               Manufacturing - Diversified                   3.9%
               Medical Supplies                              3.8%
               Metals & Mining                               1.9%
               Pharmaceuticals                               5.3%
               Real Estate Operating Companies               0.4%
               Restaurants                                   3.0%
               Rights                                        0.1%
               Semiconductors                                0.6%
               Software                                      0.6%
               Steel Production                              2.3%
               Telecommunications                            3.9%
               Transportation                                8.8%
               Utilities                                     4.4%

TOP 10 HOLDINGS*<F4>

   1.  Regal Entertainment Group - Class A                            2.12%
   2.  Telecom Corporation of New Zealand Limited                     2.10%
   3.  Harrah's Entertainment, Inc.                                   2.08%
   4.  Whitbread PLC                                                  2.00%
   5.  J.P. Morgan Chase & Co.                                        1.99%
   6.  Storebrand ASA                                                 1.87%
   7.  JM AB                                                          1.84%
   8.  Caterpillar Inc.                                               1.80%
   9.  Abbott Laboratories                                            1.67%
  10.  Healthcare Services Group, Inc.                                1.61%

*<F4> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/05 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                          ALPINE DYNAMIC DIVIDEND FUND

  We are pleased to report that the Alpine Dynamic Dividend Fund is off to a strong start in 2005. In addition, the Fund increased its dividend payment by 66% year-over-year for the six months ended April 30th and announced a raise in its regular monthly dividend amount by 20% beginning in April 2005.

  The Alpine Dynamic Dividend Fund provided a total return of 5.40% for the six-month period ended April 30th, 2005, versus a 3.28% gain for the S&P 500 Stock Index and a 2.64% return for the Moody's Equity Growth Income Index for the same time period. Since inception on September 22, 2003, the Alpine Dynamic Dividend Fund has produced an annual return of 23.75%, which compares favorably to a return of 9.87% for the S&P 500 and a 7.44% return for the Moody's Equity Growth and Income Index. The Fund ended the period on April 30th, 2005 with total net assets of $235.12 million, an increase of 440% over the past 12 months.

  For the six months ended April 30th, 2005, ADVDX paid out $0.75 in ordinary dividend income, with most of the distribution being qualified for the maximum taxable rate of 15%. This represents a 66% increase versus the $0.45 paid in the six months ended April 30, 2004. Based on a closing NAV price of $12.01 on April 30, 2005, the $0.75 dividend payout represents a six-month dividend yield of 6.25% for the Fund. Beginning in April 2005, ADVDX increased its regular monthly minimum dividend by $0.01, from $0.05 to $0.06 per share. In addition, in the third month of each quarter the Fund will distribute any excess dividend income that has been accumulated during the quarter.

  The Alpine Dynamic Dividend Fund was designed specifically to maximize the amount of distributed dividend income that is qualified for the new 15% tax rate, while also employing a research driven approach to identifying companies with the potential for dividend increases and capital appreciation. We believe we have taken a unique and dynamic approach to maximizing both income and capital appreciation by combining three different investment strategies with a multi-cap focus. These strategies are reflected in both our top 10 holdings as well as our best performing stocks in the first half of fiscal 2005.

  First, we run a portion of our portfolio with a dividend capture strategy, where we invest in consistent, high yielding stocks or in special situations where large cash balances are being returned to shareholders in the form of one-time special dividends. These actions reflect strong corporate balance sheets as well as management's incentive to distribute excess cash in the form of dividends due to the new lower tax rates. We enhance the return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the 15% dividend tax rate. Our two largest current holdings are companies that are generating strong free cash flow and providing very attractive regular dividend yields; Regal Entertainment (6.4% yield) and Telecom Corporation of New Zealand (7.4% yield). Regal is the largest theater owner in the U.S., generating 20% of total U.S. box office revenue. Regal is offsetting weak core theater revenue in 2005 by continuing to consolidate smaller operators and expanding into two new business areas - in-theater advertising and live digital satellite events like concerts, video game tournaments and lectures that increase theater utilization. We see Regal as a defensive 10-15% earnings grower with high inside ownership and significant free cash flow that is being returned to shareholders. New Zealand Telecom is the primary provider of wireline, wireless, and data telecommunications services in New Zealand. It is also returning its excess cash flow to shareholders and has the potential for a special dividend in 2005.

  Second, we have identified core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and potential dividend increases. In our top 10 holdings, we would group Harrah's Entertainment (1.9% yield), Abbott Laboratories (2.3% yield), and Healthcare Services Group (1.4% yield) in this category. These three companies are estimated to grow earnings by an average of 15-20% in 2005 and 2006. In addition, each raised their dividends in the past 12 months by a range of 6% at Abbott to over 70% at Healthcare Services Group.

  Our third strategy is what we call "value with a catalyst", where we look for under-valued or turnaround situations where there may exist attractive current dividend yields due to depressed earnings that we believe are poised to recover. We would categorize two of our current top 10 holdings, J.P. Morgan Chase (3.8% yield) and Caterpillar (2.0% yield) in this group, where we believe there is a strong fundamental rebound in earnings and cash flow over the next several years. In addition, each is trading at only 10 times forward earnings estimates, which we believe is attractive relative to historical valuation ranges and future earnings growth prospects.

  Capturing dividend increases is an important component of our research and investment strategy. In the six months ended April 30th,2005, the Alpine Dynamic Dividend Fund owned 36 stocks that declared special dividends and 60 stocks that raised their dividends in that time period. Since inception on September 22, 2003, this growing trend has brought over 100 special dividend payments for the fund.

  Although several of our top 10 holdings are from the traditional higher yield, large capitalization segments of the dividend-paying universe, we believe we have taken a different approach relative to many other dividend funds in that a large portion of our holdings are in small and mid-cap stocks (less than $10 billion in market capitalization). As of 4/30/05, the median market capitalization of the 113 holdings in our portfolio was $6.3 billion, while the mean was $39.9 billion. This is an increase from our average market capitalization of $31.8 billion at 12/31/04. This reflected our view that the valuations on some of our small cap holdings looked stretched relative to our outlook for more conservative earnings growth in 2005, particularly in consumer related stocks. As interest rates rise and the economy shifts toward more mid-cycle, moderate growth, we would expect larger, multinational companies to outperform smaller and more speculative stocks, in general.

  However interestingly, once again the majority of our top performers were smaller cap stocks. For the first half of fiscal 2005, all but one of our top 10 performers had a market capitalization of less than $10 billion and our top four performers had market caps of less than $1 billion. This is despite the fact that the Russell 2000 small cap index has significantly underperformed the broader S&P 500 index. In the six months ended April 30, 2005, the Russell 2000 declined 0.12% versus the S&P 500's 3.28% gain. This illustrates that our multi-cap, research driven approach is helping us to find valuable opportunities in the small cap dividend universe. This is consistent with our strategy of researching and identifying specialized businesses where each has an important catalyst that we believe will produce attractive earnings and cash flow growth and higher dividends.

  Our two best performers were small cap, high growth companies in niche markets. Micro-cap Rocky Mountain Chocolate Factory (70.4% internal rate of return in first half fiscal 2005) benefited from its growth strategy of rolling out updated franchise stores and mall kiosks for its line of made-on-the-premises chocolate candy, with earnings forecasted to rise 25% in 2005 and 2006. And Healthcare Services Group (57.4% return), a provider of housekeeping, laundry and foodservice to nursing homes and hospitals, is experiencing 20% earnings growth from its favorable demographic. Other small cap top performers included Sanderson Farms (42.5% return), a poultry producer benefiting from the increased popularity of chicken, and Creative Technology (41.4% return), which sells an IPOD competitor and benefited from strong 2004 holiday sales. As of April 30th, we no longer held positions in either Sanderson Farms or Creative Technology as we achieved our price objectives.

  Two of our best large cap performers were in the utility sector, with TXU (40.9% return) and Duke Energy (25.5% return) each experiencing a rebound in earnings as the companies benefit from the strength in their core energy businesses and from restructuring and the shedding of unprofitable businesses.

  On the other hand, four of our five worst performers in the first half of 2005 were also small cap stocks, but we held relatively small positions in each (less than 0.5% of the total fund value). Our worst performer in the quarter was a very small position in Doral Financial, which experienced financial analyst concerns over its derivative portfolio. Also micro-cap Startek, an operator of call centers and outsourced business services primarily to the telecommunications industry, and Russ Berie, the maker of maker of stuffed animals, gifts, and baby products, each had new management that failed to execute on promised corporate restructurings. We continue to hold Doral and Startek as we believe their valuations are appealing and offer attractive risk/reward profiles at current levels.

  Besides taking a multi-cap approach, we also invest approximately 25% of our assets in international holdings as we see attractive growth opportunities and usually larger dividend payouts that we traditionally see in the U.S. However, we were negatively impacted in the first half of fiscal 2005 by the rise in the U.S. dollar, particularly against the Euro, which declined 5.6% from its high of
1.364 on 12/30/04 to 1.287 on 4/30/05 and has continued to decline further. We believe that the dollar will stabilize around current levels and that our international strategy and the opportunities we see overseas will continue to benefit our shareholders.

  One of current top holdings is Whitbread PLC, which operates a conglomerate in the UK leisure sector, including pubs and restaurants like Pizza Hut, TGI Fridays and Costa Coffee, the Premier Travel Inn hotel chain and the David Lloyd health club chain. Whitbread is restructuring and disposing of underperforming assets, having recently sold its UK Marriott Hotels resulting in a 14% special dividend payment in May 2005. We could expect future returns of cash to shareholders from Whitbread as the company sells other assets.

OUTLOOK FOR 2005: WE BELIEVE DIVIDEND PAYERS WILL CONTINUE TO OUTPERFORM

  As we look out to the remainder of 2005, we continue to be optimistic about the prospect for the dividend paying stocks in our portfolio while being more cautious about the outlook for the overall global economy. In a macro environment with rising interest rates and oil prices and slowing corporate profit growth, we believe that investors will be drawn to higher quality and more defensive stocks and that generally bodes well for dividend paying stocks.

  We continue to see several factors that point to investors wanting more dividend yield and companies being more likely to increase their dividend payouts. Based on our assumption of slower, single-digit earnings growth for the S&P 500 in 2005, we believe investors will continue to demand higher dividend yields as part of their total return expectations, particularly with the lower 15% tax rate. The current yield on the S&P 500 is 1.9%, but historically the dividend component of total return was much higher. According to Standard and Poor's, the average annual total return on stocks since 1926 has been about 7%, with dividend yields accounting for 4% of the total 7%. Therefore, we believe investors will look to put more money in attractive dividend payers to enhance returns.

  In addition, companies are still sitting on record levels of cash. With U.S. and global capacity utilization still well below historical peaks, we expect only targeted capital spending increases in 2005. As expected, we have seen an increase in the level of mergers and acquisition activity in 2005 as companies look to use some of their excess cash to supplement slowing organic growth. However, we still expect a substantial amount of cash will likely be returned to shareholders in 2005 either in the form of share repurchases or increased dividend payouts.

  Alpine is particularly focused on companies with high levels of inside ownership, as we believe the 15% tax rate provides additional incentive for special dividends, as was the case for Microsoft in 2004. According to Standard & Poor's, companies in the S&P 500 index currently pass on 34% of their earnings in the form of dividends versus an average payout of 54% historically. Given the large cash positions, solid earnings potential, low payout ratios and lack of other uses of cash, we continue to believe that companies may increase their dividends in 2005.

  These positive fundamentals will be balanced with the risks of rising interest rates and oil prices, potentially slower global growth and continued geopolitical uncertainties. Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities to provide outperformance on the upside. The selection of stocks in our portfolio is based on our independent appraisal of each company's potential for profits, dividend growth and market revaluation across a broad spectrum of stock market capitalizations, industries, and international borders. We believe we will continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

  Thank you for your participation and we look forward to a prosperous year in 2005.

Sincerely,

Jill K. Evans
Portfolio Manager

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

INVESTING IN SMALL AND MID CAP STOCKS INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY AS COMPARED TO LARGE CAP STOCKS.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

                       ALPINE MUNICIPAL MONEY MARKET FUND

                           EQUIVALENT TAXABLE YIELDS
                                 AS OF 4/30/05
                                                             YOUR TAX-EXEMPT
                                                           EFFECTIVE YIELD OF
                                              MARGINAL     2.88% IS EQUIVALENT
    JOINT RETURN          SINGLE RETURN       TAX RATE   TO A TAXABLE YIELD OF:
    ------------          -------------       --------   ----------------------
 $59,401 - 119,950     $29,701 - 71,950         25%               3.84%
 $119,951 - 182,800    $71,951 - 150,150        28%               4.00%
 $182,801 - 326,450    $150,151 - 326,450       33%               4.30%
 Over $326,450         Over $326,450            35%               4.43%

The chart reflects projected 2005 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2005 marginal tax rate.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

               COMPARATIVE ANNUALIZED TOTAL RETURNS AS OF 4/30/05

                                                                                                                        SINCE
                                                                                     6 MONTHS(1)<F5>    1 YEAR     INCEPTION(2)<F6>
                                                                                     ---------------    ------     ----------------
Alpine Municipal Money Market Fund - Investor Class                                       0.95%          1.53%          1.27%
Alpine Municipal Money Market Fund - Investor Class (Pre-liquidation, After-tax)          0.95%          1.53%          1.27%
Alpine Municipal Money Market Fund - Investor Class (Post-liquidation, After-tax)         0.95%          1.53%          1.27%
Alpine Municipal Money Market Fund - Adviser Class                                        0.82%          1.28%          1.24%
Alpine Municipal Money Market Fund - Adviser Class (Pre-liquidation, After-tax)           0.53%          0.83%          0.81%
Alpine Municipal Money Market Fund - Adviser Class (Post-liquidation, After-tax)          0.53%          0.83%          0.81%
Lipper Tax-Exempt Money Market Funds Average                                              0.58%          0.86%          0.61%
Lipper Tax-Exempt Money Market Fund Rank                                                    N/A(1)<F5>   1/126          1/114

(1)<F5> Not annualized. The NASD does not recognize rankings for less than one year.
(2)<F6> Adviser Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 5, 2002. Returns for indexes are since December 5, 2002.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          PORTFOLIO DISTRIBUTION*<F7>

               Cash/Cash Equivalents                         0.7%
               General Market Notes                          5.4%
               Put Bonds                                     7.0%
               Variable Rate Demand Notes                   86.9%

TOP 10 HOLDINGS*<F7>

   1.  Clipper Tax-Exempt Cert Trust 2004-10,
         3.190%, 5/06/2005                                            4.42%
   2.  Class B Revenue Bond Certificates,
         3.440%, 5/06/2005                                            4.28%
   3.  Lakemoor IL Multifamily Revenue Bds,
         3.240%, 5/06/2005                                            3.92%
   4.  Capitol View II LP,
         3.500%, 2/01/2006                                            3.13%
   5.  St Charles Cnty MO Indl Dev Auth,
         3.240%, 5/06/2005                                            2.68%
   6.  Jackson Health Education & Housing
         Facility, 3.260%, 5/06/2005                                  2.45%
   7.  Riverside County Industrial Development
         Auth, 3.240%, 5/06/2005                                      2.40%
   8.  Cherry Creek South Metro District 1 -
         Series B, 2.350%, 12/15/2005                                 2.23%
   9.  Town of Hull Ind. Development Rev,
         3.260%, 5/06/2005                                            2.21%
  10.  Washington MO Indl Dev Auth
         In Rev Bds, 3.290%, 5/06/2005                                2.00%

*<F7> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/05 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

                        ALPINE TAX OPTIMIZED INCOME FUND

Value of a $10,000 Investment

                                 Alpine Tax                Lehman 1 Year
      Date                 Optimized Income Fund        Municipal Bond Index
      ----                 ---------------------        --------------------
    12/6/2002(inception)          $10,000                     $10,000
    4/30/2003                     $10,252                     $10,107
   10/31/2003                     $10,412                     $10,198
    4/30/2004                     $10,525                     $10,254
   10/31/2004                     $10,664                     $10,325
    4/30/2005                     $10,725                     $10,346

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's returns reflect the waiver of certain fees. Without the waiver of fees, total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 0.25% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them.

The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Index is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

               COMPARATIVE ANNUALIZED TOTAL RETURNS AS OF 4/30/05

                                                                                 6 MONTHS(1)<F8>    1 YEAR   SINCE INCEPTION(2)<F9>
                                                                                 ---------------    ------   ----------------------
Alpine Tax Optimized Income Fund - Investor Class                                     0.57%         1.90%            2.96%
Alpine Tax Optimized Income Fund - Investor Class (Pre-liquidation, After-tax)        0.06%         0.92%            2.00%
Alpine Tax Optimized Income Fund - Investor Class (Post-liquidation, After-tax)       0.37%         1.23%            1.97%
Alpine Tax Optimized Income Fund - Adviser Class                                      0.46%         1.63%            0.92%
Alpine Tax Optimized Income Fund - Adviser Class (Pre-liquidation, After-tax)        -0.02%         0.74%           -0.04%
Alpine Tax Optimized Income Fund - Adviser Class (Post-liquidation, After-tax)        0.30%         1.05%            0.24%
Lehman Brothers Municipal 1 Year Bond Index                                           0.21%         0.90%            1.43%
Lipper Short Municipal Debt Funds Average                                             1.70%         1.19%            1.56%
Lipper Short Municipal Debt Fund Rank - Investor Class                                  N/A(1)<F8>   8/63             2/49

(1)<F8> Not annualized. The NASD does not recognize rankings for less than one year.
(2)<F9> Adviser Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 6, 2002. Returns for indexes are since December 6, 2002.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          PORTFOLIO DISTRIBUTION*<F10>

               Cash/Cash Equivalents                         5.8%
               General Market Notes                         10.8%
               Put Bonds                                    20.1%
               Corporate Bonds                              21.9%
               Variable Rate Demand Notes                   41.3%

TOP 10 HOLDINGS*<F10>

   1.  International Lease Finance Corp.,
         4.750%, 2/15/2008                                            6.17%
   2.  Class B Revenue Bond Certificates,
         3.440%, 5/06/2005                                            5.10%
   3.  Mecklenberg County North Carolina
         Ind Rev, 3.600%, 5/06/2005                                   5.08%
   4.  Walton County Industrial Building
         Authority, 3.200%, 5/06/2005                                 4.69%
   5.  Household Finance Corporation,
         4.625%, 1/15/2008                                            4.11%
   6.  Ascension Parish LA, 3.340%, 5/06/2005                         4.08%
   7.  Vigo County Ind Indl Dev Rev,
         3.350%, 5/06/2005                                            4.08%
   8.  Mobile Industrial Development Board
         Industrial, 3.260%, 5/06/05                                  4.08%
   9.  Birmingham Ala Spl Care Facs F
         Rev Bds, 4.350%, 7/01/2006                                   4.08%
  10.  Boeing Capital Corporation,
         5.750%, 2/15/2007                                            3.77%

*<F10> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/05 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

                      ALPINE MUNICIPAL MONEY MARKET FUND /
                        ALPINE TAX OPTIMIZED INCOME FUND

  We are pleased to provide you with the semi-annual report for the Alpine Income Trust for the period ending April 30, 2005. The Income Trust includes both the Alpine Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

  We are very pleased to report that for the six month period, both funds continued to produce returns that far outpaced its counterparts in their respected categories. According to Lipper Analytical Services, the total return for the Alpine Tax Optimized Income Fund was .57%, and .95% for the Alpine Municipal Money Market Fund. The Lipper peer average was .17%, and .58% for the Short Municipal Debt and Tax Exempt Money Market peer group.

  The past six months was characterized by a flatter yield curve, a weak dollar, volatile oil prices and mixed economic data. As the economic recovery gained momentum, the Federal Reserve indicated its intention to move away from the aggressively accommodative monetary policy of the past several years towards a more "neutral" stance. Accordingly, the Fed raised the overnight federal funds rate at each of its meetings during the reporting period, driving the federal funds rate to 2.75% by the end of April 2005. This caused yields on shorter-term bonds, which are more sensitive to the Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. At this same time, long-term interest rates remained relatively stable or even fell, as high oil prices and moderating growth kept inflation in check. This meant that long-term bond prices held up relatively well or even rose during the period.

  Soon after our reporting period ended, the Fed raised the fed funds to 3.00% and many analysts expect a further increase of 25 basis points at the end of June. Since the markets had already priced in this increase, the hike did not spur major price action in the Treasury market. The long end of the yield curve still remains relatively unchanged, resulting in even a flatter yield curve.

  New municipal issuance for 2005 remains on pace to eclipse last year's record. With the flattening of the yield curve, refunding transactions were the predominant drivers of supply for the market. As long as long-term municipal yields stay near their current levels and the treasury curve continues to flatten, it is expected that more supply will be forthcoming. On the demand side, interest from retail investors was soft and was reflected in outflows from municipal bond funds. However, institutions such as insurance companies and hedge funds stepped in to fill this gap.

  With respect to credit quality, the trend in the municipal market over the six months was in the direction of ratings upgrades. Returns were generally highest among lower quality issues, as yield spreads versus the AAA-rated market continued their tightening trend.

ALPINE TAX OPTIMIZED INCOME FUND

  As we just discussed, the market for all short-term fixed income securities was fairly volatile through much of the past six months. As a result, we continued to shorten the maturity on the fund and reposition the portfolio in light of a changing interest rate and credit environment. The average maturity at the end of this reporting period was 1.27 years which is significantly shorter than what our normal maturity target would be.

  The Fund has historically invested in a combination of corporate and municipal bonds that generate the highest after-tax current returns. We continue to invest in these two sectors of the fixed income market but have gradually increased our position in municipal securities as credit ratings and yield spreads have made corporate bonds less desirable in meeting our fund's objectives which is to seek high after-tax current income consistent with preservation of capital.

  Since the inception of the fund, we have invested in corporate bonds of the three major auto companies. While the Fund received a very generous yield from these holdings relative to comparable securities, recent volatility in the auto industry have made these securities less desirable as the price of these bonds has decreased. As a result, we sold our holdings in Ford and Daimler Chrysler and continue to closely monitor our holdings in General Motors. However, we were able to somewhat replace the yield while eliminating any exposure to price movement with variable rate demand notes issued by GMAC. We will continue to closely follow this sector of the market and make any adjustments that are necessary.

  On the municipal side, we have purchased very short securities of one year and less as the front-end of the curve is extremely flat and investors are not getting paid to extend relative to price volatility. There is, however, one area that we have had some recent success on the long-end and that is the purchase of tobacco bonds. This sector has outperformed almost all of the other sectors of the municipal market and we continue to see increased demand for these bonds.

  Going forward, we will continue to closely monitor both the interest rate and credit markets and make adjustments as necessary. Furthermore, we will continue to look for undervalued sectors of the fixed income and look to take advantage of them when available.

ALPINE MUNICIPAL MONEY MARKET FUND

  Naturally, the impact of the Fed's rate hikes was felt primarily in the money markets, as fed fund rates increased from a low of 1.00% last June to 2.75% as of the end of this reporting period. While municipal rates were slower to increase compared to their taxable counterparts, after-tax returns continue to be significantly higher.

  Because it was clear to us at the start of the reporting period that the Fed was likely to continue raising short-term interest rates at a measured pace, we reduced the Fund's weighted average maturity to 23 days in order to maintain the liquidity required to invest in higher yielding instruments as they become available. We invested primarily in variable rate demand notes as we felt they would provide the Fund with not only flexibility, but very attractive returns during tax time in April and May. As a result, over 85% of the Fund is invested in this type of security.

  With more rate hikes expected and new higher yielding paper coming to the market, we will cautiously look to take advantage of special situations as they become available.

  Thank you for your investment in the Alpine Income Funds.

Steven C. Shachat
Portfolio Manager

The fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling
(888) 785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

INVESTING IN THESE FUNDS INVOLVES SPECIAL RISKS, INCLUDING BUT NOT LIMITED TO, INVESTING IN MUNICIPAL OBLIGATIONS AND DERIVATIVE SECURITIES, MORTGAGE-RELATED AND ASSET-BACKED INVESTMENTS. PLEASE REFER TO THE PROSPECTUS FOR FURTHER DETAILS.

INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of the current income tax income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The federal government guarantees interest payments from government securities, such as U.S Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

ALPINE MUTUAL FUNDS
DYNAMIC BALANCE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

 SHARES/     SECURITY
PAR VALUE    DESCRIPTION                                              VALUE
---------    -----------                                              -----
COMMON STOCKS -- 70.5%

Automotive Equipment -- 1.3%
    25,000   Autoliv, Inc.                                         $ 1,106,250
                                                                   -----------

Commercial Products & Services -- 8.0%
    13,000   AMETEK, Inc.                                              492,310
    10,000   The Black & Decker Corporation                            836,300
    20,000   Briggs & Stratton Corporation                             647,400
    17,000   Deere & Company                                         1,063,180
     5,443   Eagle Materials, Inc.                                     409,586
    14,290   Eagle Materials, Inc. -- Class B                        1,046,599
     2,500   Hubbell Incorporated -- Class A                            99,675
     6,500   Hubbell Incorporated -- Class B                           282,425
    25,000   Temple-Inland Inc.                                        843,750
    20,000   W.W. Grainger, Inc.                                     1,105,800
                                                                   -----------
                                                                     6,827,025
                                                                   -----------

Conglomerate -- 0.8%
    20,000   General Electric Company                                  724,000
                                                                   -----------

Consumer Products & Services -- 3.0%
    10,000   Avery Dennison Corporation                                523,500
    24,600   Ennis Inc.                                                381,300
    11,000   Kimberly-Clark Corporation                                686,950
    18,000   The Procter & Gamble Company                              974,700
                                                                   -----------
                                                                     2,566,450
                                                                   -----------

Energy -- 3.6%
    15,000   Chevron Corporation                                       780,000
    37,000   CONSOL Energy Inc.                                      1,599,880
    16,000   Penn Virginia Corporation                                 657,120
                                                                   -----------
                                                                     3,037,000
                                                                   -----------

Financial -- Banks -- 12.8%
    12,360   Arrow Financial Corporation                               304,118
    18,000   Bancorp Rhode Island, Inc.                                654,300
     6,000   Bancshares of Florida, Inc. (a)<F11>                       92,820
    25,000   Comerica Incorporated                                   1,431,500
    45,000   Doral Financial Corp.                                     632,250
    20,000   Golden West Financial Corporation                       1,246,600
     8,000   The Goldman Sachs Group, Inc.                             854,320
    10,000   Hudson United Bancorp                                     342,600
    40,000   J.P. Morgan Chase & Co.                                 1,419,600
    31,500   New York Community Bancorp, Inc.                          557,550
    25,500   North Fork Bancorporation, Inc.                           717,825
     3,200   Penns Woods Bancorp, Inc.                                 147,520
    11,000   PNC Financial Services Group                              585,530
     5,500   Rurban Financial Corp.                                     73,700
     5,871   Southside Bancshares, Inc.                                115,307
    13,000   Sovereign Bancorp, Inc.                                   267,410
    15,000   Susquehanna Bancshares, Inc.                              315,450
    25,000   Webster Financial Corporation                           1,136,250
                                                                   -----------
                                                                    10,894,650
                                                                   -----------

Financial Services -- 4.9%
    14,000   Ambac Financial Group, Inc.                               935,900
    13,000   American International Group, Inc.                        661,050
     5,000   Fannie Mae                                                269,750
    10,000   Fidelity National Financial, Inc.                         321,100
    41,000   MBNA Corporation                                          809,750
     5,000   The Student Loan Corporation                              968,750
     4,000   Unitrin, Inc.                                             182,000
                                                                   -----------
                                                                     4,148,300
                                                                   -----------

Homebuilders -- 10.3%
    30,000   Hovnanian Enterprises,
               Inc. -- Class A (a)<F11>                              1,523,100
    20,000   Lennar Corporation -- Class A                           1,029,400
     7,150   M.D.C. Holdings, Inc.                                     467,467
    25,000   Pulte Homes, Inc.                                       1,786,250
    17,000   The Ryland Group, Inc.                                  1,043,800
    25,700   Standard-Pacific Corp.                                  1,840,377
    15,000   Toll Brothers, Inc. (a)<F11>                            1,137,000
                                                                   -----------
                                                                     8,827,394
                                                                   -----------

Lodging -- 1.2%
    50,000   Great Wolf Resorts, Inc. (a)<F11>                       1,061,250
                                                                   -----------

Manufacturing - Diversified -- 2.7%
    20,000   3M Co.                                                  1,529,400
    11,500   PACCAR Inc.                                               780,850
                                                                   -----------
                                                                     2,310,250
                                                                   -----------

Medical Instruments -- 1.8%
    12,200   Beckman Coulter, Inc.                                     813,862
    10,000   Guidant Corporation                                       740,800
                                                                   -----------
                                                                     1,554,662
                                                                   -----------

Pharmaceuticals -- 3.6%
    22,000   Johnson & Johnson                                       1,509,860
    25,000   Pfizer Inc.                                               679,250
    20,000   Wyeth                                                     898,800
                                                                   -----------
                                                                     3,087,910
                                                                   -----------

Real Estate Investment Trusts -- 10.3%
    15,000   Boston Properties, Inc.                                   997,050
    10,000   Developers Diversified
               Realty Corporation                                      424,400
    20,000   General Growth Properties, Inc.                           782,200
    45,000   Impac Mortgage Holdings, Inc.                             824,400
    10,000   Mack-Cali Realty Corporation                              439,900
    15,000   Maguire Properties, Inc.                                  382,500
    45,000   Origen Financial, Inc.                                    328,050
    23,000   Simon Property Group, Inc.                              1,519,610
    60,000   Sunstone Hotel Investors, Inc.                          1,317,600
    23,000   Vornado Realty Trust                                    1,758,350
                                                                   -----------
                                                                     8,774,060
                                                                   -----------

Retail -- 1.1%
    20,000   J.C. Penney Company, Inc.                                 948,200
                                                                   -----------

Transportation Services -- 2.7%
    20,000   FedEx Corp.                                             1,699,000
    10,000   Union Pacific Corporation                                 639,300
                                                                   -----------
                                                                     2,338,300
                                                                   -----------

Utilities -- 2.4%
    61,000   Allegheny Energy, Inc. (a)<F11>                         1,490,840
    15,600   SJW Corp.                                                 596,700
                                                                   -----------
                                                                     2,087,540
                                                                   -----------
             Total Common Stocks
               (Cost $51,666,735)                                   60,293,240
                                                                   -----------

U.S. TREASURY OBLIGATIONS -- 21.3%

U.S. Treasury Bonds -- 15.1%
 2,000,000   7.250%, 5/15/2016                                       2,512,502
 2,000,000   6.250%, 8/15/2023                                       2,403,594
 4,000,000   6.000%, 2/15/2026                                       4,734,220
 3,000,000   5.250%, 11/15/2028                                      3,273,282
                                                                   -----------
                                                                    12,923,598
                                                                   -----------

U.S. Treasury Notes -- 6.2%
 3,000,000   5.000%, 2/15/2011                                       3,162,657
 2,000,000   5.000%, 8/15/2011                                       2,112,110
                                                                   -----------
                                                                     5,274,767
                                                                   -----------
             Total U.S. Treasury Obligations
               (Cost $17,766,496)                                   18,198,365
                                                                   -----------

SHORT TERM INVESTMENTS -- 10.6%
$8,042,019   Alpine Municipal
               Money Market Fund                                     8,042,019
   235,169   Federated Government
               Obligations Fund                                        235,169
   114,962   Federated Prime Obligations Fund                          114,962
   648,352   Fidelity Institutional
               Government Portfolio                                    648,352
     5,316   Milestone Funds Treasury
               Obligations Portfolio                                     5,316
                                                                   -----------
             Total Short Term Investments
               (Cost $9,045,818)                                     9,045,818
                                                                   -----------
             Total Investments
               (Cost $78,479,049)                       102.4%      87,537,424
             Liabilities in Excess
               of Other Assets                          (2.4)%      (2,071,671)
                                                                   -----------
             TOTAL NET ASSETS                           100.0%     $85,465,753
                                                                   -----------
                                                                   -----------

(a)<F11>  Non-income producing securities.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
DYNAMIC DIVIDEND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

 SHARES/     SECURITY
PAR VALUE    DESCRIPTION                                              VALUE
---------    -----------                                              -----
COMMON STOCKS -- 96.4%

Aerospace & Defense -- 0.6%
    21,700   Lockheed Martin Corporation                          $  1,322,615
                                                                  ------------

Building - Maintenance & Service -- 2.4%
   149,853   Healthcare Services Group, Inc.                         3,783,788
    81,626   McGrath Rentcorp                                        1,812,097
                                                                  ------------
                                                                     5,595,885
                                                                  ------------

Business Services -- 2.0%
    44,500   Angelica Corporation                                    1,200,610
    96,000   Gevity HR, Inc.                                         1,540,800
    69,500   StarTek, Inc.                                           1,011,225
   110,000   United Business Media plc                               1,038,627
                                                                  ------------
                                                                     4,791,262
                                                                  ------------

Chemicals -- 4.5%
    40,000   BASF AG -- ADR                                          2,596,000
    82,000   The Dow Chemical Company                                3,766,260
   130,500   Lyondell Chemical Company                               3,274,245
    62,000   UAP Holding Corp. (a)<F12>                                892,180
                                                                  ------------
                                                                    10,528,685
                                                                  ------------

Commercial Products & Services -- 1.2%
    27,000   Hubbell Incorporated -- Class B                         1,173,150
    50,700   Lincoln Electric Holdings, Inc.                         1,548,885
                                                                  ------------
                                                                     2,722,035
                                                                  ------------

Communications & Media -- 2.7%
    50,000   Clear Channel Communications, Inc.                      1,597,000
    43,800   The Liberty Corporation                                 1,588,188
   140,000   PanAmSat Holding Corp.                                  2,471,000
    48,000   Time Warner Inc. (a)<F12>                                 806,880
                                                                  ------------
                                                                     6,463,068
                                                                  ------------

Conglomerate -- 1.4%
    94,000   General Electric Company                                3,402,800
                                                                  ------------

Construction -- 3.4%
   130,000   JM AB                                                   4,323,019
    20,000   KB HOME                                                 1,140,000
    20,000   Lennar Corporation -- Class A                           1,029,400
    75,000   Veidekke ASA                                            1,544,334
                                                                  ------------
                                                                     8,036,753
                                                                  ------------

Consumer Products & Services -- 7.1%
    26,000   Altria Group, Inc.                                      1,689,740
    28,000   Avon Products, Inc.                                     1,122,240
    67,358   Bassett Furniture
               Industries, Incorporated                              1,322,911
    40,163   Cherokee Inc.                                           1,307,707
    30,000   Ekornes ASA                                               591,599
   135,100   Ennis Inc.                                              2,094,050
    79,600   Nu Skin Enterprises, Inc. -- Class A                    1,751,200
    50,000   Plantronics, Inc.                                       1,574,500
    53,500   The Procter & Gamble Company                            2,897,025
    65,000   Regis Corporation                                       2,322,450
                                                                  ------------
                                                                    16,673,422
                                                                  ------------

Energy -- 5.9%
    47,000   BP p.l.c. -- ADR                                        2,862,300
    68,500   Chevron Corporation                                     3,562,000
    22,000   Shell Transport & Trading
               Company plc -- ADR                                    1,185,140
   183,000   Statoil ASA                                             3,217,442
    26,500   Total SA -- ADR                                         2,939,115
                                                                  ------------
                                                                    13,765,997
                                                                  ------------

Entertainment -- 5.7%
    74,700   Harrah's Entertainment, Inc.                            4,901,814
   245,700   Regal Entertainment
               Group -- Class A                                      4,985,253
   310,000   William Hill plc                                        3,184,263
    38,600   World Wrestling Entertainment, Inc.                       412,634
                                                                  ------------
                                                                    13,483,964
                                                                  ------------

Financial - Banks -- 8.0%
    57,000   Bank of America Corporation                             2,567,280
    77,300   Citigroup Inc.                                          3,630,008
    14,000   Comerica Incorporated                                     801,640
    25,000   Doral Financial Corp.                                     351,250
   131,700   J.P. Morgan Chase & Co.                                 4,674,033
    66,000   Lloyds TSB Group plc -- ADR                             2,293,500
    34,500   Wachovia Corporation                                    1,765,710
    46,000   Wells Fargo & Company                                   2,757,240
                                                                  ------------
                                                                    18,840,661
                                                                  ------------

Financial Services -- 5.1%
    88,500   Fidelity National Financial, Inc.                       2,841,735
   216,600   Intrum Justitia AB (a)<F12>                             1,554,292
    96,000   Montpelier Re Holdings Ltd.                             3,186,240
   590,000   Storebrand ASA                                          4,392,245
                                                                  ------------
                                                                    11,974,512
                                                                  ------------

Food & Beverages -- 3.7%
    63,000   The Coca-Cola Company                                   2,736,720
    31,500   H.J. Heinz Company                                      1,160,775
    56,000   PepsiCo, Inc.                                           3,115,840
    85,137   Rocky Mountain
               Chocolate Factory, Inc.                               1,687,408
                                                                  ------------
                                                                     8,700,743
                                                                  ------------

Lodging -- 1.5%
   299,474   De Vere Group plc                                       2,941,900
    60,000   InterContinental Hotels Group PLC                         713,019
                                                                  ------------
                                                                     3,654,919
                                                                  ------------

Lottery Services -- 2.3%
   102,000   GTECH Holdings Corporation                              2,495,940
    85,000   Lottomatica S.p.A.                                      2,881,634
                                                                  ------------
                                                                     5,377,574
                                                                  ------------

Manufacturing - Diversified -- 3.9%
    50,000   AB SKF                                                  2,093,251
    25,000   Atlas Copco AB                                          1,128,886
    48,000   Caterpillar Inc.                                        4,226,400
    70,000   Nam Tai Electronics, Inc.                               1,620,500
                                                                  ------------
                                                                     9,069,037
                                                                  ------------

Medical Supplies -- 3.8%
    10,750   Chr. Hansen Holding A/S                                 1,727,878
    40,000   Gambro AB -- Class A                                      537,665
   195,900   Meridian Bioscience, Inc.                               3,310,710
    69,500   PolyMedica Corporation                                  2,153,805
    44,400   Q-Med AB                                                1,202,940
                                                                  ------------
                                                                     8,932,998
                                                                  ------------

Metals & Mining -- 1.9%
    45,000   BHP Billiton Limited -- ADR                             1,137,600
   200,000   Gloucester Coal Ltd. (a)<F12>                             459,052
   240,000   Jubilee Mines NL                                          994,925
   100,000   Macarthur Coal Limited                                    512,921
    11,000   Rio Tinto plc -- ADR                                    1,326,600
                                                                  ------------
                                                                     4,431,098
                                                                  ------------

Pharmaceuticals -- 5.3%
    80,000   Abbott Laboratories                                     3,932,800
    27,500   Eli Lilly & Company                                     1,607,925
    34,000   Johnson & Johnson                                       2,333,420
    25,000   Merck & Co. Inc.                                          847,500
    70,000   Pfizer Inc.                                             1,901,900
    40,000   Wyeth                                                   1,797,600
                                                                  ------------
                                                                    12,421,145
                                                                  ------------

Real Estate Operating Companies -- 0.4%
   127,000   Hufvudstaden AB                                         1,009,136
                                                                  ------------

Restaurants -- 3.0%
    84,000   AFC Enterprises, Inc. (a)<F12>                          2,268,000
   290,000   Whitbread PLC                                           4,699,189
                                                                  ------------
                                                                     6,967,189
                                                                  ------------

Semiconductors -- 0.6%
    61,000   Intel Corporation                                       1,434,720
                                                                  ------------

Software -- 0.6%
    60,000   Microsoft Corporation                                   1,518,000
                                                                  ------------

Steel Production -- 2.3%
    80,000   BlueScope Steel Limited                                   475,916
   165,000   Companhia Siderurgica
               Nacional S.A. -- ADR                                  3,610,200
    60,000   SSAB Svenskt Stal AB -- Class A                         1,377,765
                                                                  ------------
                                                                     5,463,881
                                                                  ------------

Telecommunications -- 3.9%
   171,500   Citizens Communications Company                         2,186,625
   112,700   Iowa Telecommunications
               Services Incorporated                                 2,152,570
   139,000   Telecom Corporation of
               New Zealand Limited -- ADR                            4,944,230
                                                                  ------------
                                                                     9,283,425
                                                                  ------------

Transportation Services -- 8.8%
    25,000   Alexander & Baldwin, Inc.                               1,018,250
    20,000   Burlington Northern
               Santa Fe Corporation                                    965,000
    43,862   Compagnie Maritime Belge SA                             1,648,387
    60,000   Diana Shipping, Inc. (a)<F12>                             855,000
   138,000   Dryships Inc. (a)<F12>                                  2,190,060
    75,900   Farstad Shipping ASA                                      913,676
    43,800   Frontline Limited                                       1,923,258
    77,500   General Maritime Corporation (a)<F12>                   3,398,375
    30,000   Knightsbridge Tankers Ltd.                              1,255,500
    25,000   Norfolk Southern Corporation                              785,000
   146,063   Ship Finance International Limited                      2,715,311
    60,500   Tsakos Energy Navigation Ltd.                           2,317,150
    10,000   Union Pacific Corporation                                 639,300
                                                                  ------------
                                                                    20,624,267
                                                                  ------------

Utilities -- 4.4%
    38,000   Cinergy Corp.                                           1,504,800
    20,000   Consolidated Edison, Inc.                                 865,600
    21,000   DTE Energy Company                                        964,950
    44,500   Duke Energy Corporation                                 1,298,955
    96,300   Macquarie Infrastructure
               Company Trust (a)<F12>                                2,624,175
    15,000   National Grid Transco PLC -- ADR                          741,450
    27,000   The Southern Company                                      889,650
   100,000   Viridian Group PLC                                      1,397,234
                                                                  ------------
                                                                    10,286,814
                                                                  ------------
             Total Common Stocks
               (Cost $236,324,296)                                 226,776,605
                                                                  ------------

RIGHTS -- 0.1%
   216,600   Intrum Justitia AB (a)<F12>, Expiration
               May 2005, Exercise Price 84 SEK
               (Acquired 4/2005, Cost $0)                               82,769
   130,000   JM AB (a)<F12>, Expiration June 2005
               (Acquired 1/2005 -- 4/2005,
               Cost $0)                                                108,075
    60,000   SSAB Svenskt Stal AB (a)<F12>,
               Expiration May 2005
               (Acquired 4/2005, Cost $0)                               38,645
                                                                  ------------
             Total Rights (Cost $0)                                    229,489
                                                                  ------------

SHORT-TERM INVESTMENTS -- 3.8%
$3,277,217   Federated Government
               Obligations Fund                                      3,277,217
 1,957,172   Federated Prime Obligations Fund                        1,957,172
 3,660,637   Fidelity Institutional
               Government Portfolio                                  3,660,637
                                                                  ------------
             Total Short-Term Investments
               (Cost $8,895,025)                                     8,895,026
                                                                  ------------
             Total Investments
               (Cost $245,219,321)                     100.3%      235,901,120
             Liabilities in Excess
               of Other Assets                         (0.3)%         (774,491)
                                                                  ------------
             TOTAL NET ASSETS                          100.0%     $235,126,629
                                                                  ------------
                                                                  ------------

(a)<F12>     Non-income producing securities.
ADR - American Depository Receipt
SEK - Swedish Kroner

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
MUNICIPAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

 SHARES/     SECURITY
PAR VALUE    DESCRIPTION                                              VALUE
---------    -----------                                              -----
MUNICIPAL BONDS -- 99.3%

Alabama -- 3.6%
             Butler County Industrial
               Development Authority Industrial
               Development Revenue, Butler
               County Ind -- Series A
               (LOC: Whitney National Bank)
   830,000     3.360%, 5/06/2005 (a)<F13>(b)<F14>                 $    830,000
             Forsyth Housing Authority
               Multifamily Revenue, Union Hills
               Apartments (LOC: Columbus
               Bank & Trust)
 1,325,000     3.330%, 5/06/2005 (a)<F13>(b)<F14>                    1,325,000
             Montgomery Industrial Development
               Board Revenue, Kinpak Inc.
               (LOC: Regions Bank)
   280,000     3.310%, 5/06/2005 (a)<F13>(b)<F14>                      280,000
             Montgomery Industrial Development
               Board Revenue, Norment
               (LOC: LaSalle Bank N.A.)
 1,400,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    1,400,000
             Pell City Industrial Development
               Board Industrial Development
               Revenue, Reh Kinder/Gorbel
               (LOC: Key Bank of New York)
   320,000     3.310%, 5/06/2005 (a)<F13>(b)<F14>                      320,000
             Tuscaloosa County Industrial
               Development Revenue, Automotive
               Corridor (LOC: Regions Bank)
 1,805,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    1,805,000
 1,445,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    1,445,000
                                                                  ------------
                                                                     7,405,000
                                                                  ------------

Alaska -- 1.0%
             Alaska Industrial Development &
               Export Authority -- Lot 6
               (LOC: Bank of America N.A.)
 1,000,000     3.470%, 5/06/2005 (a)<F13>(b)<F14>                    1,000,000
             Alaska Industrial Development &
               Export Authority -- Lot 12
               (LOC: Bank of America N.A.)
   990,000     3.470%, 5/06/2005 (a)<F13>(b)<F14>                      990,000
                                                                  ------------
                                                                     1,990,000
                                                                  ------------

Arizona -- 2.0%
             Fort McDowell Yavapai Nation
               Gaming Revenue, Eagle 2004500 --
               Class A (CS: Citigroup Global
               Markets Inc.)
 3,500,000     3.190%, 5/06/2005 (a)<F13>(b)<F14>                    3,500,000
             Pima County General
               Obligation (CS: FSA)
   510,000     4.000%, 7/01/2005                                       511,657
                                                                  ------------
                                                                     4,011,657
                                                                  ------------

California -- 2.9%
             Riverside County Industrial
               Development Authority Industrial
               Development Revenue, TRM
               Manufacturing Inc.
               (LOC: California Bank & Trust)
 4,900,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    4,900,000
             Stockton Certificates of Participation,
               United Christian Schools
               (LOC: Pacific Capital Bank N.A.)
 1,000,000     3.400%, 5/06/2005 (a)<F13>(b)<F14>                    1,000,000
                                                                  ------------
                                                                     5,900,000
                                                                  ------------

Colorado -- 11.1%
             Bachelor Gulch Metropolitan
               District General Obligation
               (LOC: Compass Bank)
 3,000,000     2.350%, 12/01/2005 (b)<F14>                           3,000,000
             Broomfield Village Metropolitan
               District 2, Colorado Special
               Obligation Revenue
               (LOC: Compass Bank)
 2,000,000     3.340%, 5/06/2005 (a)<F13>(b)<F14>                    2,000,000
             Cherry Creek South Metropolitan
               District 1 -- Series B
               (LOC: Compass Bank)
 4,549,000     2.350%, 12/15/2005 (b)<F14>                           4,543,467
             Colorado Housing & Finance
               Authority Economic Development
               Revenue, Casarosa & Denver Gasket
               (LOC: Key Bank)
 1,000,000     3.200%, 5/06/2005 (a)<F13>(b)<F14>                    1,000,000
             Colorado Housing & Finance
               Authority Economic Development
               Revenue, National Bedding Co.
               (LOC: Bank of America N.A.)
 2,400,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    2,400,000
             Jefferson County Industrial
               Development Revenue, Epi-Center
               LLC (LOC: JP Morgan Chase Bank)
 2,177,000     3.180%, 5/06/2005 (a)<F13>(b)<F14>                    2,177,000
             Triview Colorado Metropolitan
               District, Series A
               (LOC: Compass Bank)
 1,000,000     2.100%, 11/01/2005 (b)<F14>                           1,000,000
             Vail Multifamily Housing Revenue,
               Middle Creek Village Apartments
               (LOC: California Bank & Trust)
 3,000,000     3.250%, 5/06/2005 (a)<F13>(b)<F14>                    3,000,000
             Wildgrass Metropolitan District
               General Obligation
               (LOC: Compass Bank)
 3,500,000     2.400%, 12/01/2005 (b)<F14>                           3,500,126
                                                                  ------------
                                                                    22,620,593
                                                                  ------------

District of Columbia -- 0.5%
             District of Columbia General
               Obligation, Series A
 1,000,000     4.000%, 6/01/2005                                     1,001,481
                                                                  ------------

Florida -- 1.1%
             Florida State Department of
               Transportation Turnpike
               Revenue Series A
 2,305,000     3.000%, 7/01/2005                                     2,308,843
                                                                  ------------

Georgia -- 2.5%
             De Kalb County Development
               Authority Industrial Development
               Revenue, Noland Company
               (LOC: Wachovia Bank N.A.)
 1,500,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    1,500,000
             De Kalb County Housing Authority
               Multifamily Housing Revenue,
               Stone Run Mill Apartments
               (LOC: First Tennessee Bank)
 1,310,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    1,310,000
             Douglas County Development
               Authority Industrial Development
               Revenue, Denyse Signs Inc.
               (LOC: Bank of North Georgia)
 1,605,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    1,605,000
             Franklin County Industrial Building
               Authority Industrial Development
               Revenue, Ross Operating Valve Co.
               (LOC: Comerica Bank)
   580,000     3.310%, 5/06/2005 (a)<F13>(b)<F14>                      580,000
             Macon-Bibb County Industrial
               Authority Industrial Revenue,
               IBC Partnership No. 1
               (LOC: Regions Bank)
    20,000     3.450%, 5/06/2005 (a)<F13>(b)<F14>                       20,000
                                                                  ------------
                                                                     5,015,000
                                                                  ------------

Illinois -- 8.1%
             Carol Stream Industrial Development
               Revenue, M&I Enterprises
               (LOC:JP Morgan Chase)
 1,240,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    1,240,000
             Clinton Industrial Development
               Revenue, McElroy Metal Mill, Inc.
               (LOC: AmSouth Bank)
 1,105,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    1,105,000
             Harvard Healthcare Facility Revenue,
               Harvard Memorial Hospital Inc.
               (LOC: M&I Bank)
 1,355,000     3.200%, 5/06/2005 (a)<F13>(b)<F14>                    1,355,000
             Lakemoor Multifamily Housing
               Revenue, Lakemoor Apartments -- B
               (GTY: Bayerische Landesbank)
 8,000,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    8,000,000
             Illinois Development Finance
               Authority Multifamily Revenue,
               Butterfield Creek (LOC: LaSalle
               Bank N.A.)
   800,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                      800,000
             Phoenix Realty Special Account-U
               LP ILL Multifamily Housing
               Revenue, Brightons Mark
               (LOC: Northern Trust Company)
 4,000,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    4,000,000
                                                                  ------------
                                                                    16,500,000
                                                                  ------------

Indiana -- 1.7%
             Monroe County Industrial Economic
               Development Revenue, Textillery
               Weavers (LOC: Old National Bank)
 1,090,000     3.610%, 5/06/2005 (a)<F13>(b)<F14>                    1,090,000
             Princeton Industrial Development
               Revenue, Orion Electric American
               Inc. (LOC: Bank of Tokyo Mitsubishi)
   300,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                      300,000
             Shelbyville Economic Development
               Revenue, AFR Properties/Amern Res
               (LOC: Associated Bank N.A.)
 2,150,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                    2,150,000
                                                                  ------------
                                                                     3,540,000
                                                                  ------------

Iowa -- 1.0%
             Iowa Financing Authority Single
               Family Revenue Mortgage Backed
               Securities (CS: FNMA/GNMA)
 2,000,000     2.060%, 6/01/2005 (b)<F14>                            2,000,000
                                                                  ------------

Louisiana -- 1.9%
             Caddo-Bossier Parishes Port
               Commission, Shreveport Fabricators
               (LOC: Hibernia National Bank)
 1,050,000     3.460%, 5/06/2005 (a)<F13>(b)<F14>                    1,050,000
             New Orleans Sewer Services Revenue
               (CS: MBIA)
 1,130,000     6.000%, 6/01/2005                                     1,133,757
             West Baton Rouge Parish Industrial
               District No. 3 Revenue, Dow
               Chemical Co.
 1,700,000     3.200%, 4/30/2005 (a)<F13>(b)<F14>                    1,700,000
                                                                  ------------
                                                                     3,883,757
                                                                  ------------

Maine -- 2.5%
             Town of Dover-Foxcroft Revenue
               Obligation Security, Pleasant River
               Lumber Company
               (LOC: National Bank of Canada)
 2,050,000     3.230%, 5/06/2005 (a)<F13>(b)<F14>                    2,050,000
             Town of Dover-Foxcroft Revenue
               Obligation Security, Pleasant River
               Lumber Company
               (LOC: Wachovia Bank N.A.)
 3,000,000     3.230%, 5/06/2005 (a)<F13>(b)<F14>                    3,000,000
                                                                  ------------
                                                                     5,050,000
                                                                  ------------

Michigan -- 2.0%
             Michigan State Strategic Fund
               Limited Obligation Revenue,
               Red Arrow Dairy LLC
               (LOC: Bank of the West)
 4,000,000     3.230%, 5/06/2005 (a)<F13>(b)<F14>                    4,000,000
                                                                  ------------

Minnesota -- 2.4%
             Elk River Multifamily Housing
               Revenue, Elk River Estates
               (LOC: Associated Bank)
 1,160,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                    1,160,000
             Plymouth Industrial Development
               Revenue, Daily Printing Inc.
               (LOC: U.S. Bank N.A.)
 1,240,000     3.200%, 5/06/2005 (a)<F13>(b)<F14>                    1,240,000
             St. Cloud Housing & Redevelopment
               Authority Industrial Development
               Revenue, CMMB LLC
               (LOC: Bremer Bank N.A.)
 1,580,000     3.550%, 5/06/2005 (a)<F13>(b)<F14>                    1,580,000
             Stewartville Industrial Development
               Revenue, Halcon Corporation
               (LOC: U.S. Bank N.A.)
   920,000     3.200%, 5/06/2005 (a)<F13>(b)<F14>                      920,000
                                                                  ------------
                                                                     4,900,000
                                                                  ------------

Mississippi -- 0.5%
             Mississippi Business Finance Corp.
               Industrial Development Revenue,
               Jimmy Sanders Inc.
               (LOC: AmSouth Bank)
   950,000     3.210%, 5/06/2005 (a)<F13>(b)<F14>                      950,000
                                                                  ------------

Missouri -- 6.4%
             St. Charles County Industrial
               Development Authority Industrial
               Revenue, Craftsmen Industries
               (LOC: Mercantile Bank)
 5,460,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    5,460,000
             Sikeston Missouri Electric Revenue
               (CS: MBIA)
   600,000     6.000%, 6/01/2005                                       602,021
             Springfield Center City Development
               Corporation Bond Anticipation
               Notes, Series A
   825,000     2.000%, 4/30/2005                                       825,000
             Springfield Industrial Development
               Authority Revenue, DMP Properties
               LLC (LOC: U.S. Bank N.A.)
 2,160,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    2,160,000
             Washington Industrial Development
               Authority Industrial Revenue,
               Clemco Industries
               (LOC: Comerica Bank)
 4,075,000     3.290%, 5/06/2005 (a)<F13>(b)<F14>                    4,075,000
                                                                  ------------
                                                                    13,122,021
                                                                  ------------

Nevada -- 1.0%
             Clark County Passenger Facilities
               Charge Revenue, Las Vegas/Macarran
               International Airport (CS: MBIA)
 2,000,000     5.750%, 7/01/2005 (b)<F14>                            2,084,912
                                                                  ------------

New Mexico -- 1.9%
             Albuquerque Industrial Development
               Revenue, Karsten Company
               (LOC: Bank One Arizona N.A.)
 1,075,000     3.200%, 5/06/2005 (a)<F13>(b)<F14>                    1,075,000
             New Mexico Housing Authority
               Region III Multifamily Housing
               Revenue, El Pueblo Apartments
               (LOC: PNC Bank N.A.)
 1,300,000     3.240%, 5/06/05 (a)<F13>(b)<F14>                      1,300,000
             New Mexico Housing Authority
               Region III Multifamily Housing
               Revenue, Madeira Court Apartments
               (LOC: PNC Bank N.A.)
 1,500,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    1,500,000
                                                                  ------------
                                                                     3,875,000
                                                                  ------------

New York -- 1.1%
             Metropolitan Transportation
               Authority Service Contract, Series A
   500,000     5.000%, 7/01/2005                                       502,446
             Municipal Assistance Corporation for
               the City of New York, Series M
   600,000     5.250%, 7/01/2005                                       603,201
             New York City General Obligation
               (CS:Ambac)
 1,000,000     8.250%, 6/01/2005 (b)<F14>                            1,005,285
             Niagara County Industrial
               Development Agency Industrial
               Development Revenue, Taylor
               Devices Inc. (LOC: HSBC)
   175,000     3.500%, 5/06/2005 (a)<F13>(b)<F14>                      175,000
                                                                  ------------
                                                                     2,285,932
                                                                  ------------

North Carolina -- 0.5%
             Mecklenburg County Industrial
               Facilities & Pollution Control
               Financing Authority Industrial
               Revenue, Okaya Shinnichi America
               (LOC: Tokai Bank Ltd.)
 1,000,000     3.600%, 5/06/2005 (a)<F13>(b)<F14>                    1,000,000
                                                                  ------------

Ohio -- 0.5%
             Cuyahoga County Industrial
               Development Revenue, Edge Seal
               Technologies (LOC: First Merit Bank)
 1,040,000     3.240%, 5/06/2005 (a)<F13>(b)<F14>                    1,040,000
                                                                  ------------

Oregon -- 2.2%
             Oregon State Economic Development
               Revenue, Antelope Acquisitions LLC
               (LOC: Premierwest Bank)
 1,840,000     3.190%, 5/06/2005 (a)<F13>(b)<F14>                    1,840,000
             Oregon State Housing & Community
               Services Department Mortgage
               Revenue Single Family Mortgage
               Program, Series Q
 2,665,000     2.050%, 6/01/2005                                     2,665,000
                                                                  ------------
                                                                     4,505,000
                                                                  ------------

South Dakota -- 1.2%
             Brookings Industrial Development
               Revenue, Lormar Development Co.
               (LOC: U.S. Bank N.A.)
 1,500,000     3.250%, 5/06/2005 (a)<F13>(b)<F14>                    1,500,000
             South Dakota Economic Development
               Finance Authority Economic
               Development Revenue, Vicom Ltd.
               (LOC: Associated Bank N.A.)
   985,000     3.290%, 5/06/2005 (a)<F13>(b)<F14>                      985,000
                                                                  ------------
                                                                     2,485,000
                                                                  ------------

Tennessee -- 3.3%
             Hamilton County Industrial
               Development Board Industrial
               Development Revenue, Hamilton
               Plastics Inc. (LOC: Amsouth Bank)
 1,400,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    1,400,000
             Jackson Health Educational &
               Housing Facility Board Multifamily
               Revenue, Creekside Apartments
               (LOC: First Tennessee Bank)
 5,000,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    5,000,000
   320,000     3.000%, 12/01/2005 (a)<F13>(b)<F14>                     320,000
                                                                  ------------
                                                                     6,720,000
                                                                  ------------

Texas -- 2.9%
             Gulf Coast Waste Disposal Authority,
               Republic Waste Waste Services
 1,000,000     3.340%, 5/06/2005 (a)<F13>(b)<F14>                    1,000,000
             Montgomery County Industrial
               Development Corporation Industrial
               Development Revenue, Medical
               Manufacturing Partners
               (LOC: Bank One Texas N.A.)
 2,000,000     3.200%, 5/06/2005 (a)<F13>(b)<F14>                    2,000,000
             Port Corpus Christi Authority Nueces
               County Solid Waste Disposal, Flint
               Hills Resource LLC
 1,500,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                    1,500,000
 1,500,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                    1,500,000
                                                                  ------------
                                                                     6,000,000
                                                                  ------------

Utah -- 1.2%
             Utah Housing Corporation
               Multifamily Revenue, Todd Hollow
               Apartments (GTY: AIG Retirement
               Services, Inc.)
 2,500,000     3.490%, 5/06/2005 (a)<F13>(b)<F14>                    2,500,000
                                                                  ------------

Washington -- 2.5%
             Washington State Economic
               Development Finance Authority
               Economic Development Revenue,
               B&H Dental Laboratory
               (LOC: Washington Mutual Bank)
 2,105,000     3.390%, 5/06/2005 (a)<F13>(b)<F14>                    2,105,000
             Washington State Economic
               Development Finance Authority
               Economic Development Revenue,
               Belina Interiors Inc. -- Series F
               (LOC: Keybank N.A.)
 1,110,000     3.200%, 5/06/2005 (a)<F13>(b)<F14>                    1,110,000
             Washington State Economic
               Development Finance Authority
               Economic Development Revenue,
               Hillstrom Ventures LLC
               (LOC: Washington Mutual Bank)
 1,800,000     3.390%, 5/06/2005 (a)<F13>(b)<F14>                    1,800,000
                                                                  ------------
                                                                     5,015,000
                                                                  ------------

Wisconsin -- 11.0%
             Fox Lake Redevelopment Authority
               Industrial Development Revenue,
               Karavan Trailers Inc.
               (LOC: Associated Bank N.A.)
   645,000     3.310%, 5/06/2005 (a)<F13>(b)<F14>                      645,000
 2,750,000     3.310%, 5/06/2005 (a)<F13>(b)<F14>                    2,750,000
             Franklin Industrial Development
               Revenue, Howard Henz Co.
               (LOC: Associated Bank N.A.)
 1,580,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                    1,580,000
             Franklin Industrial Development
               Revenue, Smyczek/ECS
               (LOC: Wells Fargo Bank N.A.)
 1,750,000     3.250%, 5/06/2005 (a)<F13>(b)<F14>                    1,750,000
             Town of Hull Industrial
               Development Revenue,
               Welcome Dairy Inc.
               (LOC: Associated Bank N.A.)
 4,500,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    4,500,000
             Marshfield Industrial Development
               Revenue, Beatrice Cheese
               (LOC: Wachovia Bank & Trust)
 2,500,000     3.340%, 5/06/2005 (a)<F13>(b)<F14>                    2,500,000
             Neenah Industrial Development
               Revenue, Galloway Co.
               (LOC: Bank One Wisconsin)
 1,000,000     3.250%, 5/06/2005 (a)<F13>(b)<F14>                    1,000,000
             Reedsburg Industrial Development
               Revenue, Cellox
               (LOC: Associated Bank)
 2,000,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                    2,000,000
             Rhinelander Industrial Development
               Revenue, Superior Diesel/SDI
               Properties (LOC: Associated
               Bank N.A.)
 1,775,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                    1,775,000
             Sheboygan Industrial Development
               Revenue, Polyfab/Gill-Janssen
               (LOC: Associated Bank Lakeshore)
 1,300,000     3.360%, 5/06/2005 (a)<F13>(b)<F14>                    1,300,000
             Sturgeon Bay Industrial Development
               Revenue, Midwest Wire Realty
               (LOC: Associated Bank Milwaukee)
   200,000     3.300%, 5/06/2005 (a)<F13>(b)<F14>                      200,000
             Wisconsin Housing & Economic
               Development Authority Business
               Development Revenue,
               National Bedding
               (LOC: Bank of America N.A.)
 2,390,000     3.260%, 5/06/2005 (a)<F13>(b)<F14>                    2,390,000
                                                                  ------------
                                                                    22,390,000
                                                                  ------------

Multistate -- 18.8%
             Blue Bell Tax-Exempt Bond
               Grantor Series 1995 Trust
               (LOC: JP Morgan Chase)
   986,319     2.800%, 5/29/2005 (a)<F13>(b)<F14>                      986,319
             Capital View II Limited Partnership
               Tax-Exempt Grantor Trust
               (LOC: Suntrust)
 6,380,000     3.500%, 5/29/2005 (a)<F13>(b)<F14>                    6,380,000
             Class B Revenue Bond Certificates
               Series Trust 2004-1 (SPA: AIG
               Retirement Services, Inc.)
               (LOC: State Street B&T)
 8,720,000     3.440%, 5/06/2005 (a)<F13>(b)<F14>                    8,720,000
             Clipper Tax-Exempt Certificate
               Trust, Series 2004-10
 9,000,000     3.190%, 5/06/2005 (a)<F13>(b)<F14>                    9,000,000
             Revenue Bond Certificate Series Trust
               2004-1, Castlegate 1 Apartments
               (GTY: AIG Retirement Services, Inc.)
 2,000,000     3.490%, 5/06/2005 (a)<F13>(b)<F14>                    2,000,000
             Revenue Bond Certificate Series Trust
               2004-2, Castlegate 2 Apartments
               (GTY: AIG Retirement Services, Inc.)
 2,000,000     3.490%, 5/06/2005 (a)<F13>(b)<F14>                    2,000,000
             Revenue Bond Certificate Series Trust
               2004-13, Centennial East Apartments
               (GTY: AIG Retirement Services, Inc.)
 3,107,000     3.490%, 5/06/2005 (a)<F13>(b)<F14>                    3,107,000
             Roaring Fork Municipal Products
               LLC, Series 2000-14
               (SPA: Bank of New York)
 3,395,000     3.140%, 5/06/2005 (a)<F13>(b)<F14>                    3,395,000
             Roaring Fork Municipal Products
               LLC, Series 2002-9
               (SPA: Bank of New York)
 2,800,000     3.290%, 5/06/2005 (a)<F13>(b)<F14>                    2,800,000
                                                                  ------------
                                                                    38,388,319
                                                                  ------------
             Total Municipal Bonds
               (Cost $202,487,515) -- 99.3%                        202,487,515
                                                                  ------------

MONEY MARKET FUNDS -- 0.0%
    18,714   Federated Government
               Obligations Fund                                         18,714
                                                                  ------------
             Total Money Market Funds
               (Cost $18,714)                                           18,714
                                                                  ------------
             Total Investments
               (Cost $202,506,229)                      99.3%      202,506,229
             Other Assets, Less Liabilities              0.7%        1,326,264
                                                                  ------------
             NET ASSETS                                100.0%     $203,832,493
                                                                  ------------
                                                                  ------------

(a)<F13> Variable Rate Security -- The rate reported is the rate in effect as of April 30, 2005. The date shown is the next reset date.
(b)<F14>  Maturity date represents first available put date.
CS - Credit Support
GTY - Guaranty Agreement
LOC - Letter of Credit
SPA - Standby Purchase Agreement

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
TAX OPTIMIZED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

 SHARES/     SECURITY
PAR VALUE    DESCRIPTION                                              VALUE
---------    -----------                                              -----
CORPORATE BONDS -- 22.0%
             Boeing Capital Corporation
 1,800,000     5.750%, 2/15/2007                                   $ 1,849,892
             CIT Group Inc.
 1,150,000     5.910%, 11/23/2005                                    1,163,908
   500,000     4.000%, 5/08/2008                                       494,601
             General Motors
               Acceptance Corporation
 1,200,000     6.125%, 8/28/2007                                     1,169,890
             Household Finance Corporation
 2,000,000     4.625%, 1/15/2008                                     2,017,278
             International Lease
               Finance Corporation
 3,000,000     4.750%, 2/15/2008                                     3,026,154
             Time Warner Inc.
 1,000,000     6.150%, 5/01/2007                                     1,036,631
                                                                   -----------
             Total Corporate Bonds
               (Cost $10,678,910)                                   10,758,354
                                                                   -----------

MUNICIPAL BONDS -- 72.2%

Alabama -- 8.1%
             Birmingham Special Care Facilities
               Financing Authority, Baptist
               Medical Centers
 2,000,000     4.350%, 7/01/2006 (b)<F16>                            1,998,460
             Mobile Industrial Development
               Board Industrial Revenue,
               Hosea O. Weaver & Sons
               (LOC: Regions Bank)
 2,000,000     3.260%, 5/06/2005 (a)<F15> (b)<F16>                   2,000,000
                                                                   -----------
                                                                     3,998,460
                                                                   -----------

Arizona -- 3.4%
             Maricopa County Industrial
               Development Authority Multifamily
               Housing Revenue, San Fernando
               Apartments (CS: FNMA)
   445,000     3.300%, 5/06/2005 (a)<F15> (b)<F16>                     445,000
             Pima County Industrial
               Development Authority Revenue,
               Broadway Proper Congregate Care
               (CS: GNMA)
 1,226,000     4.750%, 5/06/2005 (a)<F15> (b)<F16>                   1,226,000
                                                                   -----------
                                                                     1,671,000
                                                                   -----------

Arkansas -- 3.9%
             Magnolia Industrial Development
               Revenue, Ameren Fuel Cell
               (LOC: Credit Commercial de France)
   100,000     3.350%, 5/06/2005 (a)<F15> (b)<F16>                     100,000
             Searcy Industrial Development
               Revenue, Yarnell Ice Cream Co.
               (SPA: AmSouth Bank of Alabama)
 1,800,000     4.030%, 1/01/2010 (a)<F15>                            1,800,000
                                                                   -----------
                                                                     1,900,000
                                                                   -----------

California -- 4.0%
             California Pollution Control
               Financing Authority Solid Waste
               Disposal Revenue, Republic
               Services Inc.
 1,000,000     2.850%, 12/01/2005 (b)<F16>                             997,270
             California Statewide Communities
               Development Authority Solid
               Waste Facilities Revenue,
               Waste Management Inc.
 1,000,000     2.900%, 4/01/2007 (b)<F16>                              984,650
                                                                   -----------
                                                                     1,981,920
                                                                   -----------

Florida -- 2.0%
             Capital Trust Agency Revenue,
               Seminole Tribe Resort B
               (LOC: JP Morgan Chase Bank)
 1,000,000     3.060%, 5/06/05 (a)<F15> (b)<F16>                     1,000,000
                                                                   -----------

Georgia -- 4.7%
             Walton County Industrial Building
               Authority Industrial Development
               Revenue, Leggett & Platt Inc.
               (LOC: Wachovia Bank N.A.)
 2,300,000     3.200%, 5/06/2005 (a)<F15> (b)<F16>                   2,300,000
                                                                   -----------

Indiana -- 4.1%
             Vigo County Industrial Development
               Revenue Republic Services Inc.
 2,000,000     3.350%, 5/06/2005 (a)<F15> (b)<F16>                   2,000,000
                                                                   -----------

Louisiana -- 4.1%
             Ascension Parish Solid Waste
               Disposal, Allied Signal Inc.
 2,000,000     3.340%, 5/06/2005 (a)<F15> (b)<F16>                   2,000,000
                                                                   -----------

Massachusetts -- 2.3%
             Massachusetts State Industrial
               Financing Agency Industrial
               Revenue, Asahi/America Inc.
               (LOC: Citizens Bank of MA)
 1,150,000     3.125%, 3/01/2009  (b)<F16>                           1,137,086
                                                                   -----------

Michigan -- 4.1%
             Michigan State Strategic Fund
               Limited Obligation Revenue,
               Dow Chemical
 1,000,000     3.800%, 6/01/2006 (b)<F16>                            1,006,170
             Michigan State Strategic Fund Solid
               Waste Disposal Revenue Limited
               Obligation Revenue, Waste
               Management Inc.
 1,000,000     3.150%, 2/01/2006 (b)<F16>                              997,500
                                                                   -----------
                                                                     2,003,670
                                                                   -----------

Montana -- 0.4%
             Anaconda-Deer Lodge County
               Environmental Facilities Revenue,
               Arco Anaconda Smelter
   200,000     3.070%, 4/30/2005 (a)<F15> (b)<F16>                     200,000
                                                                   -----------

New Jersey -- 4.6%
             Bayonne Tax Anticipation
               Notes -- Series B
 1,000,000     5.000%, 11/15/2005                                    1,006,950
             Tobacco Settlement Financing
               Corporation - Asset Backed
 1,260,000     5.750%, 6/01/2012 (b)<F16>                            1,260,655
                                                                   -----------
                                                                     2,267,605
                                                                   -----------

New Mexico -- 2.1%
             Sandoval County Incentive
               Payment Revenue
 1,000,000     4.250%, 12/01/2006                                    1,015,100
                                                                   -----------

North Carolina -- 5.1%
             Mecklenburg County Industrial
               Facilities & Pollution Control
               Financing Authority Industrial
               Revenue, Okaya Shinnichi America
               (LOC: Tokai Bank Ltd.)
 2,490,000     3.600%, 5/06/2005 (a)<F15> (b)<F16>                   2,490,000
                                                                   -----------

Ohio -- 3.1%
             Ohio State Water Development
               Authority Pollution Control
               Facilities Revenue, Ohio
               Edison Company
 1,500,000     3.35%, 12/01/2005 (b)<F16>                            1,498,875
                                                                   -----------

South Carolina -- 2.0%
             Charleston County Industrial
               Revenue, Tandy Corp.
 1,000,000     3.450%, 5/06/2005 (a)<F15> (b)<F16>                   1,000,000
                                                                   -----------

Texas -- 9.1%
             Brazoria County Health Facilities
               Development Corporation Hospital
               Revenue, Brazosport Memorial
               Hospital (CS: Radian)
   200,000     4.000%, 7/01/2005                                       200,396
             Cypress-Fairbanks Independent
               School District -- Series B
               (SPA: Toronto-Dominion Bank)
 1,200,000     5.000%, 8/15/2007 (b)<F16>                            1,253,820
             Gulf Coast Waste Disposal Authority,
               Republic Waste Services
 1,500,000     3.340%, 5/06/2005 (a)<F15> (b)<F16>                   1,500,000
             Port Corpus Christi Authority
               Nueces County Solid Waste
               Disposal, Flint Hills Resources
 1,500,000     3.300%, 5/06/2005 (a)<F15> (b)<F16>                   1,500,000
                                                                   -----------
                                                                     4,454,216
                                                                   -----------

Multistate -- 5.1%
             Class B Revenue Bond Certificates
               Series Trust 2004-1
               (SPA: AIG Retirement Services, Inc.)
 2,500,000     3.440%, 5/06/2005 (a)<F15> (b)<F16>                   2,500,000
                                                                   -----------
             Total Municipal Bonds
               (cost $35,426,112)                                   35,417,932
                                                                   -----------
             Total Investments
               (cost $46,105,022)                        94.2%      46,176,286
             Other Assets, less Liabilities               5.8%       2,854,848
                                                                   -----------
             NET ASSETS                                 100.0%     $49,031,134
                                                                   -----------
                                                                   -----------

(a)<F15> Variable Rate Security -- The rate reported is the rate in effect as of April 30, 2005. The date shown is the next reset date.
(b)<F16>  Maturity date represents first available put date.
CS - Credit Support
LOC - Letter of Credit
SPA - Standby Purchase Agreement

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2005 (UNAUDITED)

                                                                              DYNAMIC          DYNAMIC
                                                                              BALANCE          DIVIDEND
                                                                               FUND              FUND
                                                                              -------          --------
ASSETS:
   Investments, at value(1)<F17>                                           $87,537,424       $235,901,120
   Dividends receivable                                                         64,248          1,662,964
   Interest receivable                                                         284,857             25,813
   Receivable for capital shares issued                                         40,172          2,470,788
   Receivable for investment securities sold                                   520,693         10,325,059
   Prepaid expenses and other assets                                            18,035             29,050
                                                                           -----------       ------------
       Total assets                                                         88,465,429        250,414,794
                                                                           -----------       ------------
LIABILITIES:
   Payable for investment securities purchased                               2,806,307         14,482,803
   Payable for capital shares redeemed                                          55,088            469,679
   Accrued expenses and other liabilities:
       Investment advisory fees                                                 81,296            204,105
       Other                                                                    56,985            131,578
                                                                           -----------       ------------
       Total liabilities                                                     2,999,676         15,288,165
                                                                           -----------       ------------
NET ASSETS                                                                 $85,465,753       $235,126,629
                                                                           -----------       ------------
                                                                           -----------       ------------
NET ASSETS REPRESENTED BY
   Capital Stock                                                           $74,924,720       $245,197,705
   Accumulated undistributed net investment income                             137,781          1,873,088
   Accumulated net realized gains (losses) from investments,
     short sales, and foreign currencies                                     1,344,877         (2,633,866)
   Net unrealized appreciation (depreciation) on investments
       Investments                                                           9,058,375         (9,318,201)
       Foreign currency translation                                                 --              7,903
                                                                           -----------       ------------
       TOTAL NET ASSETS                                                    $85,465,753       $235,126,629
                                                                           -----------       ------------
                                                                           -----------       ------------
NET ASSET VALUE
   Net assets                                                              $85,465,753       $235,126,629
   Shares of beneficial interest issued and outstanding                      6,965,408         19,590,499
   Net asset value, offering price and redemption price per share               $12.27             $12.00

(1)<F17>  Cost of Investments                                              $78,479,049       $245,219,321

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2005 (UNAUDITED)


                                                                            MUNICIPAL       TAX OPTIMIZED
                                                                           MONEY MARKET         INCOME
                                                                               FUND              FUND
                                                                           ------------     -------------
ASSETS:
   Investments, at value(1)<F18>                                          $202,506,229        $46,176,286
   Interest receivable                                                         902,838            403,248
   Receivable for capital shares issued                                        721,831             10,000
   Receivable for investment securities sold                                        --          2,500,411
   Prepaid expenses and other assets                                            28,130             18,886
                                                                          ------------        -----------
       Total assets                                                        204,159,028         49,108,831
                                                                          ------------        -----------
LIABILITIES:
   Payable for capital shares redeemed                                          46,921                249
   Dividends payable to shareholders                                           194,333              1,117
   Accrued expenses and other liabilities:
       Investment advisory fees                                                 32,736             16,464
       Distribution fees                                                           170                 54
       Payable to custodian                                                      8,887             41,890
       Other                                                                    43,488             17,823
                                                                          ------------        -----------
       Total liabilities                                                       326,535             77,697
                                                                          ------------        -----------
NET ASSETS                                                                $203,832,493        $49,031,134
                                                                          ------------        -----------
                                                                          ------------        -----------
NET ASSETS REPRESENTED BY
   Capital Stock                                                          $203,832,493        $48,910,491
   Accumulated undistributed net investment income                               2,815              8,469
   Accumulated net realized gains (losses) from investments sold                (2,815)            40,910
   Net unrealized appreciation on investments                                       --             71,264
                                                                          ------------        -----------
       TOTAL NET ASSETS                                                   $203,832,493        $49,031,134
                                                                          ------------        -----------
                                                                          ------------        -----------
NET ASSET VALUE
   Adviser Class Shares
       Net assets                                                         $    202,295        $    67,343
       Shares of beneficial interest issued and outstanding                    202,295              6,696
       Net asset value, offering price and redemption price per share            $1.00             $10.06
   Investor Class Shares
       Net assets                                                         $203,630,198        $48,963,791
       Shares of beneficial interest issued and outstanding                203,630,198          4,867,395
       Net asset value, offering price and redemption price per share            $1.00             $10.06

(1)<F18>  Cost of Investments                                             $202,506,229        $46,105,022

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

                                                                             DYNAMIC            DYNAMIC
                                                                             BALANCE            DIVIDEND
                                                                               FUND               FUND
                                                                             -------            --------
INVESTMENT INCOME:
   Interest income                                                          $  368,253        $   122,499
   Dividend income*<F19>                                                       906,505         10,926,893
                                                                            ----------        -----------
       Total investment income                                               1,274,758         11,049,392
                                                                            ----------        -----------
EXPENSES:
   Investment advisory fees                                                    398,024            670,204
   Administration fees                                                          18,012             30,286
   Fund accounting fees                                                         11,279             18,541
   Audit fees                                                                    9,655             10,955
   Custodian fees                                                                3,765              9,151
   Interest expense                                                                 54                 --
   Legal fees                                                                    1,658              2,060
   Registration and filing fees                                                 14,254             31,852
   Printing fees                                                                 3,522             10,005
   Transfer agent fees                                                          18,351             31,102
   Trustee fees                                                                  1,617              1,617
   Other fees                                                                    3,107              1,514
                                                                            ----------        -----------
Total expenses before expense recovery by Adviser                              483,298            817,287
   Expense recovery by Adviser                                                  54,088             78,667
                                                                            ----------        -----------
       Net expenses                                                            537,386            895,954
                                                                            ----------        -----------
Net investment income                                                          737,372         10,153,438
                                                                            ----------        -----------
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                                                     1,344,874         (2,454,199)
       Foreign currencies                                                           --           (151,800)
                                                                            ----------        -----------
       Net realized gain (loss)                                              1,344,874         (2,605,999)
                                                                            ----------        -----------
   Change in unrealized appreciation / depreciation on:
       Investments                                                             725,315        (11,166,112)
       Foreign currency translation                                                 --              7,984
                                                                            ----------        -----------
       Net unrealized gain (loss)                                              725,315        (11,158,128)
                                                                            ----------        -----------
Net realized/unrealized gain (loss) on investments                           2,070,189        (13,764,127)
                                                                            ----------        -----------
Change in net assets resulting from operations                              $2,807,561        $(3,610,689)
                                                                            ----------        -----------
                                                                            ----------        -----------

*<F19>  Net of foreign taxes withheld                                       $       --        $   646,437
                                                                            ----------        -----------
                                                                            ----------        -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

                                                                            MUNICIPAL         TAX OPTIMIZED
                                                                          MONEY MARKET           INCOME
                                                                              FUND                FUND
                                                                          ------------        -------------
INVESTMENT INCOME:
   Interest income                                                          $2,063,265          $ 890,428
                                                                            ----------          ---------
       Total investment income                                               2,063,265            890,428
                                                                            ----------          ---------
EXPENSES:
   Investment advisory fees                                                    421,470            189,464
   Administration fees                                                           9,299              2,439
   Distribution fees -- Adviser Class                                              143                 43
   Fund accounting fees                                                          9,399              2,540
   Audit fees                                                                    7,378              7,478
   Custodian fees                                                                9,621              2,611
   Interest expense                                                                249                167
   Legal fees                                                                    2,261                830
   Registration and filing fees                                                 31,381             17,236
   Printing fees                                                                 3,003                512
   Transfer agent fees                                                           9,324              2,508
   Trustee fees                                                                  1,617              1,617
   Other fees                                                                    3,344              2,638
                                                                            ----------          ---------
Total expenses before expense reimbursement by Adviser                         508,488            230,083
   Less: Reimbursement by Adviser                                             (264,030)           (78,302)
                                                                            ----------          ---------
       Net expenses                                                            244,459            151,781
                                                                            ----------          ---------
Net investment income                                                        1,818,807            738,647
                                                                            ----------          ---------
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                                 --             76,362
   Net unrealized loss on investments                                               --           (536,212)
                                                                            ----------          ---------
Net realized/unrealized loss on investments                                         --           (459,850)
                                                                            ----------          ---------
Change in net assets resulting from operations                              $1,818,807          $ 278,797
                                                                            ----------          ---------
                                                                            ----------          ---------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   DYNAMIC BALANCE FUND
                                                                            -----------------------------------
                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                             APRIL 30, 2005    OCTOBER 31, 2004
                                                                            ----------------   ----------------
                                                                              (UNAUDITED)
OPERATIONS:
   Net investment income                                                       $   737,372       $ 1,066,776
   Net realized gain on investments                                              1,344,874         3,750,643
   Change in unrealized appreciation/depreciation on investments                   725,315         3,043,286
                                                                               -----------       -----------
   Change in net assets resulting from operations                                2,807,561         7,860,705
                                                                               -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Shareholders:
       From net investment income                                                 (679,102)       (1,016,661)
       From net realized gains on investments                                   (3,659,345)               --
                                                                               -----------       -----------
   Change in net assets resulting from distributions to shareholders            (4,338,447)       (1,016,661)
                                                                               -----------       -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                    14,917,022        10,731,576
   Dividends reinvested                                                          3,855,903           898,869
   Cost of shares redeemed                                                      (2,481,296)       (1,525,813)
                                                                               -----------       -----------
   Change in net assets from shares of beneficial interest transactions         16,291,629        10,104,632
                                                                               -----------       -----------
       Total change in net assets                                               14,760,743        16,948,676
                                                                               -----------       -----------
NET ASSETS:
   Beginning of period                                                          70,705,010        53,756,334
                                                                               -----------       -----------
   End of period*<F20>                                                         $85,465,753       $70,705,010
                                                                               -----------       -----------
                                                                               -----------       -----------
*<F20>  Including undistributed net investment income of                       $   137,781       $    79,511
                                                                               -----------       -----------
                                                                               -----------       -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   DYNAMIC DIVIDEND FUND
                                                                           ------------------------------------
                                                                           SIX MONTHS ENDED       YEAR ENDED
                                                                            APRIL 30, 2005     OCTOBER 31, 2004
                                                                           ----------------    ----------------
                                                                              (UNAUDITED)
OPERATIONS:
   Net investment income                                                      $ 10,153,438       $ 2,468,054
   Net realized gain (loss) on:
       Long transactions                                                        (2,454,199)        1,483,063
       Foreign currencies                                                         (151,800)           (6,398)
   Change in unrealized appreciation/depreciation on:
       Investments                                                             (11,166,112)        1,067,523
       Foreign currency translation                                                  7,984               (81)
                                                                              ------------       -----------
   Change in net assets resulting from operations                               (3,610,689)        5,012,161
                                                                              ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Shareholders:
       From net investment income                                               (8,539,976)       (2,259,008)
       From net realized gains on investments                                   (1,494,879)               --
                                                                              ------------       -----------
   Change in net assets resulting from distributions to shareholders           (10,034,855)       (2,259,008)
                                                                              ------------       -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                   214,131,125        29,533,128
   Dividends reinvested                                                          8,507,030         1,883,922
   Redemption fees                                                                  48,125             7,373
   Cost of shares redeemed                                                     (17,444,527)       (4,174,516)
                                                                              ------------       -----------
   Change in net assets from shares of beneficial interest transactions        205,241,753        27,249,907
                                                                              ------------       -----------
       Total change in net assets                                              191,596,209        30,003,060
                                                                              ------------       -----------
NET ASSETS:
   Beginning of period                                                          43,530,420        13,527,360
                                                                              ------------       -----------
   End of period*<F21>                                                        $235,126,629       $43,530,420
                                                                              ------------       -----------
                                                                              ------------       -----------
*<F21> Including undistributed net investment income of                       $  1,873,088       $   259,626
                                                                              ------------       -----------
                                                                              ------------       -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                               MUNICIPAL MONEY MARKET FUND
                                                                           -----------------------------------
                                                                           SIX MONTHS ENDED      YEAR ENDED
                                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                                           ----------------   ----------------
                                                                              (UNAUDITED)
OPERATIONS:
   Net investment income                                                      $  1,818,807      $    963,350
   Change in unrealized appreciation/depreciation on investments                        --                --
                                                                              ------------      ------------
   Change in net assets resulting from operations                                1,818,807           963,350
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Adviser Class Shareholders:
       From net investment income                                                     (993)             (115)
   Distributions to Investor Class Shareholders:
       From net investment income                                               (1,817,814)         (963,235)
                                                                              ------------      ------------
   Change in net assets resulting from distributions to shareholders            (1,818,807)         (963,350)
                                                                              ------------      ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                   204,380,346       166,115,193
   Dividends reinvested                                                          1,018,252           866,133
   Cost of shares redeemed                                                    (131,793,581)      (95,880,229)
                                                                              ------------      ------------
   Change in net assets from shares of beneficial interest transactions         73,605,017        71,101,097
                                                                              ------------      ------------
       Total change in net assets                                               73,605,017        71,101,097
                                                                              ------------      ------------
NET ASSETS:
   Beginning of period                                                         130,227,476        59,126,379
                                                                              ------------      ------------
   End of period*<F22>                                                        $203,832,493      $130,227,476
                                                                              ------------      ------------
                                                                              ------------      ------------
*<F22> Including undistributed net investment income of                       $      2,815      $      2,815
                                                                              ------------      ------------
                                                                              ------------      ------------


                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 TAX OPTIMIZED INCOME FUND
                                                                            -----------------------------------
                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                             APRIL 30, 2005    OCTOBER 31, 2004
                                                                            ----------------   ----------------
                                                                              (UNAUDITED)
OPERATIONS:
   Net investment income                                                       $   738,647       $ 1,409,745
   Net realized gain (loss) on investments                                          76,362           (35,452)
   Change in unrealized appreciation/depreciation on investments                  (536,212)          (60,107)
                                                                               -----------       -----------
   Change in net assets resulting from operations                                  278,797         1,314,186
                                                                               -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Adviser Class Shareholders:
       From net investment income                                                     (503)             (197)
   Distributions to Investor Class Shareholders:
       From net investment income                                                 (741,320)       (1,397,873)
       From net realized gains on investments                                      (31,474)
                                                                               -----------       -----------
   Change in net assets resulting from distributions to shareholders              (741,823)       (1,429,544)
                                                                               -----------       -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                       915,290         9,292,083
   Dividends reinvested                                                            735,044         1,412,683
   Cost of shares redeemed                                                      (3,480,041)      (14,856,164)
                                                                               -----------       -----------
   Change in net assets from shares of beneficial interest transactions         (1,829,707)       (4,151,398)
                                                                               -----------       -----------
       Total change in net assets                                               (2,292,733)       (4,266,756)
                                                                               -----------       -----------
NET ASSETS:
   Beginning of period                                                          51,323,867        55,590,623
                                                                               -----------       -----------
   End of period*<F23>                                                         $49,031,134       $51,323,867
                                                                               -----------       -----------
                                                                               -----------       -----------
*<F23> Including undistributed net investment income of                        $     8,469       $    11,645
                                                                               -----------       -----------
                                                                               -----------       -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     DYNAMIC BALANCE FUND
                                                            ---------------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                                            APRIL 30,       ------------------------------------     OCTOBER 31,
                                                               2005          2004           2003           2002     2001 (A)<F24>
                                                            ----------      ------         ------         ------    -------------
                                                           (UNAUDITED)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.44        $11.08         $ 9.17         $10.10        $10.00
                                                              ------        ------         ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.11          0.19           0.22           0.24          0.09
   Net realized/unrealized gains (losses) on investments        0.45          1.37           1.91          (0.91)         0.07
                                                              ------        ------         ------         ------        ------
   Total from investment operations                             0.56          1.56           2.13          (0.67)         0.16
                                                              ------        ------         ------         ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.11)        (0.20)         (0.22)         (0.25)        (0.06)
   Net realized gains on investments                           (0.62)           --             --          (0.01)           --
                                                              ------        ------         ------         ------        ------
   Total distributions                                         (0.73)        (0.20)         (0.22)         (0.26)        (0.06)
                                                              ------        ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD                                $12.27        $12.44         $11.08         $ 9.17        $10.10
                                                              ------        ------         ------         ------        ------
                                                              ------        ------         ------         ------        ------
TOTAL RETURN                                                    4.34%(b)     14.19%         23.50%         (6.82)%        1.64%(b)
                                                                    <F25>                                                     <F25>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                         $85,466       $70,705        $53,756        $43,027       $38,203
   Ratio of expenses to average net assets:
      Before waivers and recoveries                             1.21%(c)      1.27%          1.51%          1.50%         1.40%(c)
                                                                    <F26>                                                     <F26>
      After waivers and recoveries                              1.35%(c)      1.35%          1.35%          1.35%         1.35%(c)
                                                                    <F26>                                                     <F26>
   Ratio of net investment income to average net assets         1.85%(c)      1.78%          2.26%          2.45%         2.55%(c)
                                                                    <F26>                                                     <F26>
   Portfolio turnover                                             22%           56%            39%            42%            9%

(a)<F24> For the period from June 7, 2001 (commencement of operations) to October 31, 2001.
(b)<F25>  Not Annualized.
(c)<F26>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                   DYNAMIC DIVIDEND FUND
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS ENDED       YEAR ENDED              PERIOD ENDED
                                                               APRIL 30, 2005     OCTOBER 31, 2004     OCTOBER 31, 2003(A)<F27>
                                                              ----------------    ----------------     ------------------------
                                                                (UNAUDITED)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $12.34              $10.69                   $10.00
                                                                   ------              ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.95(b)<F28>        1.09(b)<F28>             0.06
   Net realized/unrealized gains (losses) on investments            (0.26)               1.51                     0.63
                                                                   ------              ------                   ------
   Total from investment operations                                  0.69                2.60                     0.69
                                                                   ------              ------                   ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.75)              (0.95)                      --
   Net realized gains on investments                                (0.28)                 --                       --
                                                                   ------              ------                   ------
   Total distributions                                              (1.03)              (0.95)                      --
                                                                   ------              ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $12.00              $12.34                   $10.69
                                                                   ------              ------                   ------
                                                                   ------              ------                   ------
TOTAL RETURN                                                         5.44%(c)<F29>      24.90%                    6.90%(c)<F29>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                             $235,127             $43,530                  $13,527
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              1.22%(d)<F30>       1.56%                    3.11%(d)<F30>
      After waivers and reimbursements                               1.34%(d)<F30>       1.35%                    1.35%(d)<F30>
   Ratio of net investment income to average net assets             15.15%(d)<F30>       9.08%                    5.69%(d)<F30>
   Portfolio turnover                                                  85%                194%                       9%

(a)<F27> For the period from September 22, 2003 (commencement of operations) to October 31, 2003.
(b)<F28> Net investment income is calculated using average shares outstanding during the period.
(c)<F29>  Not Annualized.
(d)<F30>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      MUNICIPAL MONEY MARKET FUND
                                                              ---------------------------------------------
                                                              SIX MONTHS ENDED           PERIOD ENDED
                                                               APRIL 30, 2005      OCTOBER 31, 2004(A)<F31>
                                                              ----------------     ------------------------
                                                                (UNAUDITED)
ADVISER CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.00                    $1.00
                                                                    -----                    -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.01                     0.01
   Net realized/unrealized gains on investments                        --                       --
                                                                    -----                    -----
   Total from investment operations                                  0.01                     0.01
                                                                    -----                    -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.01)                   (0.01)
   Net realized gains on investments                                   --                       --
                                                                    -----                    -----
   Total distributions                                              (0.01)                   (0.01)
                                                                    -----                    -----
NET ASSET VALUE, END OF PERIOD                                      $1.00                    $1.00
                                                                    -----                    -----
                                                                    -----                    -----
TOTAL RETURN                                                         0.82%(b)<F32>            0.89%(b)<F32>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period                                   $202,295                  $80,114
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              0.79%(c)<F33>            0.93%(c)<F33>
      After waivers and reimbursements                               0.51%(c)<F33>            0.59%(c)<F33>
   Ratio of net investment income to average net assets              1.69%(c)<F33>            0.90%(c)<F33>

(a)<F31> For the period from March 30, 2004 (commencement of operations) to October 31, 2004.
(b)<F32>  Not Annualized.
(c)<F33>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                MUNICIPAL MONEY MARKET FUND
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS ENDED       YEAR ENDED              PERIOD ENDED
                                                               APRIL 30, 2005     OCTOBER 31, 2004     OCTOBER 31, 2003(A)<F34>
                                                              ----------------    ----------------     ------------------------
                                                                (UNAUDITED)
INVESTOR CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.00               $1.00                    $1.00
                                                                    -----               -----                    -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.01                0.01                     0.01
   Net realized/unrealized gains on investments                        --                  --                       --
                                                                    -----               -----                    -----
   Total from investment operations                                  0.01                0.01                     0.01
                                                                    -----               -----                    -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.01)              (0.01)                   (0.01)
   Net realized gains on investments                                   --                  --                       --
                                                                    -----               -----                    -----
   Total distributions                                              (0.01)              (0.01)                   (0.01)
                                                                    -----               -----                    -----
NET ASSET VALUE, END OF PERIOD                                      $1.00               $1.00                    $1.00
                                                                    -----               -----                    -----
                                                                    -----               -----                    -----
TOTAL RETURN                                                         0.95%(b)<F35>       1.09%                    1.00%(b)<F35>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                             $203,630            $130,147                  $59,126
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              0.54%(c)<F36>       0.70%                    0.73%(c)<F36>
      After waivers and reimbursements                               0.26%(c)<F36>       0.34%                    0.32%(c)<F36>
   Ratio of net investment income to average net assets              1.94%(c)<F36>       1.10%                    1.09%(c)<F36>

(a)<F34> For the period from December 5, 2002 (commencement of operations) to October 31, 2003.
(b)<F35>  Not Annualized.
(c)<F36>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                       TAX OPTIMIZED INCOME FUND
                                                              ---------------------------------------------
                                                              SIX MONTHS ENDED           PERIOD ENDED
                                                               APRIL 30, 2005      OCTOBER 31, 2004(A)<F37>
                                                              ----------------     ------------------------
                                                                (UNAUDITED)
ADVISER CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.15                   $10.26
                                                                   ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.13                     0.16(b)<F38>
   Net realized/unrealized losses on investments                    (0.08)                   (0.11)
                                                                   ------                   ------
   Total from investment operations                                  0.05                     0.05
                                                                   ------                   ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.14)                   (0.16)
   Net realized gains on investments                                   --                       --
                                                                   ------                   ------
   Total distributions                                              (0.14)                   (0.16)
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $10.06                   $10.15
                                                                   ------                   ------
                                                                   ------                   ------
TOTAL RETURN                                                         0.46%(c)<F39>            0.55%(c)<F39>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period                                    $67,343                  $22,159
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              1.16%(d)<F40>            1.25%(d)<F40>
      After waivers and reimbursements                               0.85%(d)<F40>            0.85%(d)<F40>
   Ratio of net investment income to average net assets              2.67%(d)<F40>            2.41%(d)<F40>
   Portfolio turnover(e)<F41>                                          36%                      55%

(a)<F37> For the period from March 30, 2004 (commencement of operations) to October 31, 2004.
(b)<F38> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(c)<F39>  Not Annualized.
(d)<F40>  Annualized.
(e)<F41> Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                 TAX OPTIMIZED INCOME FUND
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS ENDED       YEAR ENDED              PERIOD ENDED
                                                               APRIL 30, 2005     OCTOBER 31, 2004     OCTOBER 31, 2003(A)<F42>
                                                              ----------------    ----------------     ------------------------
                                                                (UNAUDITED)
INVESTOR CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.15              $10.18                   $10.00
                                                                   ------              ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.15                0.27                     0.23
   Net realized/unrealized gains (losses) on investments            (0.09)              (0.02)                    0.18
                                                                   ------              ------                   ------
   Total from investment operations                                  0.06                0.25                     0.41
                                                                   ------              ------                   ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.15)              (0.27)                   (0.23)
   Net realized gains on investments                                   --               (0.01)                      --(d)<F45>
                                                                   ------              ------                   ------
   Total distributions                                              (0.15)              (0.28)                   (0.23)
                                                                   ------              ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $10.06              $10.15                   $10.18
                                                                   ------              ------                   ------
                                                                   ------              ------                   ------
TOTAL RETURN                                                         0.57%(b)<F43>       2.42%                    4.12%(b)<F43>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                              $48,964             $51,302                  $55,591
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              0.91%(c)<F44>       1.04%                    1.02%(c)<F44>
      After waivers and reimbursements                               0.60%(c)<F44>       0.60%                    0.60%(c)<F44>
   Ratio of net investment income to average net assets              2.92%(c)<F44>       2.62%                    2.48%(c)<F44>
   Portfolio turnover(e)<F46>                                          36%                 55%                      46%

(a)<F42> For the period from December 6, 2002 (commencement of operations) to October 31, 2003.
(b)<F43>  Not Annualized.
(c)<F44>  Annualized.
(d)<F45>  Amount is less than $0.005.
(e)<F46> Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2005 (UNAUDITED)

1.   ORGANIZATION:

     Alpine Series Trust (the "Series Trust") was organized in 2001 as a Delaware Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Alpine Income Trust (the "Income Trust") was organized in 2002 as a Delaware Business Trust, and is registered under the 1940 Act as an open-end management investment company. Alpine Dynamic Balance Fund and Alpine Dynamic Dividend Fund are two separate funds of the Series Trust and Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund are two separate funds of the Income Trust. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund (individually referred to as a "Fund" and collectively, "the Funds") are diversified funds. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as the investment manager to the Funds. Effective March 30, 2004, the Alpine Municipal Money Market Fund and the Alpine Tax Optimized Income Fund began to offer both Investor Class and Adviser Class shares.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A.   VALUATION OF SECURITIES:

     The Dynamic Balance, Dynamic Dividend and Tax Optimized Income Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities' primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

     The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

     B.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     C.   SHORT SALE TRANSACTIONS:

     The Dynamic Balance Fund and the Dynamic Dividend Fund are authorized to engage in short selling. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a fund must borrow the security to deliver to the buyer when effecting a short sale. The fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in value between those dates. A fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A fund must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, a fund maintains collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions. The Funds did not engage in short sales for the six months ended April 30, 2005.

     D.   INTEREST EXPENSE:

     The Funds are charged by U.S. Bank, N.A. for all cash overdrafts at the bank's prime lending rate. The Dynamic Balance Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund incurred interest expense totaling $54, $249 and $167, respectively, for the six months ended April 30, 2005.

     E.   INCOME TAXES:

     It is each Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

     F.   DIVIDENDS AND DISTRIBUTIONS:

     The Dynamic Balance Fund, the Dynamic Dividend Fund and the Tax Optimized Income Fund intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund's net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     G.   CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Tax Optimized Income Fund and the Municipal Money Market Fund are allocated among the classes of each respective Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plans for Adviser Class shares.

     H.   FOREIGN EXCHANGE TRANSACTIONS:

     The Dynamic Balance and Dynamic Dividend Funds may invest up to 15% and 25%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     I.   RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     DYNAMIC BALANCE FUND
                                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                                  APRIL 30, 2005                OCTOBER 31, 2004
                                                              ---------------------          ---------------------
                                                              SHARES         AMOUNT          SHARES         AMOUNT
                                                              ------         ------          ------         ------
     Shares sold                                             1,175,740     $14,917,022        880,345     $10,731,576
     Shares issued in reinvestment of dividends                303,663       3,855,903         74,954         898,869
     Shares redeemed                                          (197,049)     (2,481,296)      (125,979)     (1,525,813)
                                                             ---------     -----------       --------     -----------
     Total net change                                        1,282,354     $16,291,629        829,320     $10,104,632
                                                             ---------     -----------       --------     -----------
                                                             ---------     -----------       --------     -----------

     DYNAMIC DIVIDEND FUND
                                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                                  APRIL 30, 2005                OCTOBER 31, 2004
                                                              ---------------------          ---------------------
                                                              SHARES         AMOUNT          SHARES         AMOUNT
                                                              ------         ------          ------         ------
     Shares sold                                            16,782,674    $214,131,124      2,450,382     $29,533,128
     Shares issued in reinvestment of dividends                679,098       8,507,030        156,598       1,883,922
     Redemption fees                                                --          48,126             --           7,373
     Shares redeemed                                        (1,399,567)    (17,444,527)      (344,339)     (4,174,516)
                                                            ----------    ------------      ---------     -----------
     Total net change                                       16,062,205    $205,241,753      2,262,641     $27,249,907
                                                            ----------    ------------      ---------     -----------
                                                            ----------    ------------      ---------     -----------

     MUNICIPAL MONEY MARKET FUND
                                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                                  APRIL 30, 2005                OCTOBER 31, 2004
                                                              ---------------------          ---------------------
                                                              SHARES         AMOUNT          SHARES         AMOUNT
                                                              ------         ------          ------         ------
     Investor Class
        Shares sold                                        204,153,146    $204,153,146    166,030,693    $166,030,693
        Shares issued in reinvestment of dividends           1,017,271       1,017,271        866,018         866,018
        Shares redeemed                                   (131,687,581)   (131,687,581)   (95,875,729)    (95,875,729)
                                                          ------------    ------------    -----------    ------------
        Total net change                                    73,482,836    $ 73,482,836     71,020,982    $ 71,020,982
                                                          ------------    ------------    -----------    ------------
                                                          ------------    ------------    -----------    ------------
     Adviser Class
        Shares sold                                            227,200    $    227,200         84,500    $     84,500
        Shares issued in reinvestment of dividends                 981             981            115             115
        Shares redeemed                                       (106,000)       (106,000)        (4,500)         (4,500)
                                                          ------------    ------------    -----------    ------------
        Total net change                                       122,181    $    122,181         80,115    $     80,115
                                                          ------------    ------------    -----------    ------------
                                                          ------------    ------------    -----------    ------------

     TAX OPTIMIZED INCOME FUND
                                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                                  APRIL 30, 2005                OCTOBER 31, 2004
                                                              ---------------------          ----------------------
                                                              SHARES         AMOUNT          SHARES         AMOUNT
                                                              ------         ------          ------         ------
     Investor Class
        Shares sold                                             85,916     $   870,290        910,320     $ 9,270,083
        Shares issued in reinvestment of dividends              72,835         734,541        138,854       1,412,486
        Shares redeemed                                       (345,213)     (3,480,041)    (1,455,861)    (14,856,164)
                                                              --------     -----------     ----------     -----------
        Total net change                                      (186,462)    $(1,875,210)      (406,687)    $(4,173,595)
                                                              --------     -----------     ----------     -----------
                                                              --------     -----------     ----------     -----------
     Adviser Class
        Shares sold                                              4,463     $    45,000          2,164     $    22,000
        Shares issued in reinvestment of dividends                  50             503             20             197
        Shares redeemed                                             --              --             --              --
                                                              --------     -----------     ----------     -----------
        Total net change                                         4,513     $    45,503          2,184     $    22,197
                                                              --------     -----------     ----------     -----------
                                                              --------     -----------     ----------     -----------

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2005 are as follows:

                                      NON-U.S. GOVERNMENT             U.S. GOVERNMENT
                                   -----------------------        ----------------------
                                   PURCHASES         SALES        PURCHASES        SALES
                                   ---------         -----        ---------        -----
     Dynamic Balance Fund         $ 16,950,894    $ 10,537,612    $8,566,842     $5,798,221
     Dynamic Dividend Fund         309,340,067     107,600,374            --             --
     Tax Optimized Income Fund      10,553,609      19,460,250            --             --

5.   DISTRIBUTION PLANS:

     Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor. The Municipal Money Market Fund and the Tax Optimized Income Fund have each adopted a distribution plan (the "Plans") for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plans authorize payments by each Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of each Fund's average daily net assets. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Municipal Money Market Fund incurred $132 and the Tax Optimized Income Fund incurred $43 pursuant to the Plans for the six months ended April 30, 2005.

     The Plans for the Municipal Money Market Fund and the Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not "interested persons," as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund's average daily net assets for the Dynamic Balance Fund and the Dynamic Dividend Fund. Alpine is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund's average daily net assets and an annual fee based on 0.75% of the Tax Optimized Income Fund's average daily net assets.

     The Adviser agreed to, reimburse the Dynamic Balance Fund, Dynamic Dividend Fund and Tax Optimized Income Fund-Investor Class, to the extent necessary, to ensure that the Funds' total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed 1.35%, 1.35% and 0.60% of the Funds' average daily net assets, respectively. For the six months ended April 30, 2005, the Adviser agreed to reimburse the Municipal Money Market Fund-Investor Class to the extent necessary to ensure that the Fund's total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.22% to 0.29% of the Fund's average daily net assets for the six months ended April 30, 2005. The expense caps for the Adviser Class shares of the Municipal Money Market Fund and Tax Optimized Income Fund are 0.25% higher than the Investor Class shares. The Adviser may recover from each Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the six months ended April 30, 2005, the Adviser waived investment advisory fees totaling $264,030 and $78,302 for the Municipal Money Market Fund and the Tax Optimized Income Fund, respectively. For the six months ended April 30, 2005, the Adviser recovered previous reimbursed/absorbed expenses totaling $54,088 and $78,667 for the Dynamic Balance Fund and the Dynamic Dividend Fund respectively. The expense limitations will remain in effect unless and until the Board of Trustees of the Series and Income Trusts approve their modification or termination.

     Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

     Year of Expiration  Dynamic Balance Fund
     ------------------  --------------------
     10/31/06            $37,706

     Year of Expiration  Municipal Money Market Fund   Tax Optimized Income Fund
     ------------------  ---------------------------   -------------------------
     10/31/06            $175,958                      $181,472
     10/31/07            $311,122                      $233,633
     10/31/08            $264,030                      $78,302

     At April 30, 2005, the Dynamic Balance Fund had $8,042,019 invested in the Municipal Money Market Fund.

7.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                       DYNAMIC          DYNAMIC       MUNICIPAL           TAX
                                                       BALANCE         DIVIDEND         MONEY          OPTIMIZED
                                                         FUND            FUND        MARKET FUND      INCOME FUND
                                                       -------         --------      -----------      -----------
     Cost of Investments                              $66,902,806     $42,867,027    $128,202,866     $50,254,297
                                                      -----------     -----------    ------------     -----------
                                                      -----------     -----------    ------------     -----------
     Gross unrealized appreciation                    $ 9,476,405     $ 2,954,624    $         --     $   632,653
     Gross unrealized depreciation                     (1,094,336)     (1,134,582)             --         (25,177)
                                                      -----------     -----------    ------------     -----------
     Net unrealized appreciation/(depreciation)       $ 8,382,069     $ 1,820,042    $         --     $   607,476
                                                      -----------     -----------    ------------     -----------
                                                      -----------     -----------    ------------     -----------
     Undistributed ordinary income                    $   448,731     $ 1,542,455    $         --     $     6,041
     Undistributed exempt interest income                      --              --           2,815           5,604
     Undistributed long-term capital gain               3,241,119         212,052              --              --
                                                      -----------     -----------    ------------     -----------
     Total distributable earnings                     $ 3,689,850     $ 1,754,507    $      2,815     $    11,645
                                                      -----------     -----------    ------------     -----------
                                                      -----------     -----------    ------------     -----------
     Other accumulated gains/(losses)                 $        --     $        --    $     (2,815)    $   (35,452)
                                                      -----------     -----------    ------------     -----------
     Total accumulated earnings/(losses)              $12,071,919     $ 3,574,549    $         --     $   583,669
                                                      -----------     -----------    ------------     -----------
                                                      -----------     -----------    ------------     -----------

     The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and REIT tax adjustments.

     The tax character of distributions paid during the periods ended October 31, 2004 and 2003 were as follows:

     DYNAMIC BALANCE FUND                          2004                 2003
                                                   ----                 ----
     Ordinary income                            $1,016,661          $1,020,091
     Long-term capital gain                             --                  --
                                                ----------          ----------
                                                $1,016,661          $1,020,091
                                                ----------          ----------
                                                ----------          ----------

     DYNAMIC DIVIDEND FUND
     Ordinary income                            $2,259,008                  --
     Long-term capital gain                             --                  --
                                                ----------          ----------
                                                $2,259,008                  --
                                                ----------          ----------
                                                ----------          ----------

     MUNICIPAL MONEY MARKET FUND
     Exempt interest dividends                  $  963,350          $  468,643
     Long-term capital gain                             --                  --
                                                ----------          ----------
                                                $  963,350          $  468,643
                                                ----------          ----------
                                                ----------          ----------

     TAX OPTIMIZED INCOME FUND
     Ordinary income                            $  758,470          $  574,675
     Exempt interest dividends                     671,074             509,639
     Long-term capital gain                             --                  --
                                                ----------          ----------
                                                $1,429,544          $1,084,314
                                                ----------          ----------
                                                ----------          ----------

     Capital loss carryovers as of October 31, 2004 are as follows:

                                       Net Capital Loss       Capital Loss
                                        Carryover*<F47>   Carryover Expiration
                                       ----------------   --------------------
     Municipal Money Market Fund             $2,815             10/31/12
     Tax Optimized Income Fund              $35,452             10/31/12

     *<F47> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.

                       ADDITIONAL INFORMATION (UNAUDITED)

                                EXPENSE EXAMPLES
                                 APRIL 30, 2005

As a shareholder of the Dynamic Balance Fund and the Municipal Money Market Fund, Adviser & Investor Class, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Dynamic Dividend Fund and the Tax Optimized Income Fund, Adviser & Investor Class, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/04 - 4/30/05.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. Shareholders in the Dynamic Dividend Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. Shareholders in the Tax Optimized Income Fund, Adviser & Investor Class, will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than 30 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not the represent the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALPINE DYNAMIC BALANCE FUND

                         Beginning        Ending           Expenses Paid
                       Account Value  Account Value        During Period
                          11/1/04        4/30/05     11/01/04 - 04/30/05*<F50>
                       -------------  -------------  -------------------------
Actual(1)<F48>           $1,000.00      $1,043.40              $6.84
Hypothetical(2)<F49>     $1,000.00      $1,018.10              $6.76

(1)<F48> Ending account values and expenses paid during period based on a 4.34% return. The return is considered after expenses are deducted from the fund.
(2)<F49> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F50> Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALPINE DYNAMIC DIVIDEND FUND

                         Beginning        Ending           Expenses Paid
                       Account Value  Account Value        During Period
                          11/1/04        4/30/05     11/01/04 - 04/30/05*<F53>
                       -------------  -------------  -------------------------
Actual(1)<F51>           $1,000.00      $1,054.40              $6.83
Hypothetical(2)<F52>     $1,000.00      $1,018.15              $6.71

(1)<F51> Ending account values and expenses paid during period based on a 5.44% return. The return is considered after expenses are deducted from the fund.
(2)<F52> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F53> Expenses are equal to the Fund's annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALPINE MUNICIPAL MONEY MARKET FUND
ADVISER CLASS SHARES

                         Beginning        Ending           Expenses Paid
                       Account Value  Account Value        During Period
                          11/1/04        4/30/05     11/01/04 - 04/30/05*<F56>
                       -------------  -------------  -------------------------
Actual(1)<F54>           $1,000.00      $1,008.20              $2.54
Hypothetical(2)<F55>     $1,000.00      $1,022.27              $2.56

(1)<F54> Ending account values and expenses paid during period based on a 0.82% return. The return is considered after expenses are deducted from the fund.
(2)<F55> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F56> Expenses are equal to the Fund's annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALPINE MUNICIPAL MONEY MARKET FUND
INVESTOR CLASS SHARES

                         Beginning        Ending           Expenses Paid
                       Account Value  Account Value        During Period
                          11/1/04        4/30/05     11/01/04 - 04/30/05*<F59>
                       -------------  -------------  -------------------------
Actual(1)<F57>           $1,000.00      $1,009.50              $1.30
Hypothetical(2)<F58>     $1,000.00      $1,023.51              $1.30

(1)<F57> Ending account values and expenses paid during period based on a 0.95% return. The return is considered after expenses are deducted from the fund.
(2)<F58> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F59> Expenses are equal to the Fund's annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALPINE TAX OPTIMIZED INCOME FUND
ADVISER CLASS SHARES

                         Beginning        Ending           Expenses Paid
                       Account Value  Account Value        During Period
                          11/1/04        4/30/05     11/01/04 - 04/30/05*<F62>
                       -------------  -------------  -------------------------
Actual(1)<F60>           $1,000.00      $1,004.60              $4.22
Hypothetical(2)<F61>     $1,000.00      $1,020.58              $4.26

(1)<F60> Ending account values and expenses paid during period based on a 0.46% return. The return is considered after expenses are deducted from the fund.
(2)<F61> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F62> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALPINE TAX OPTIMIZED INCOME FUND
INVESTOR CLASS SHARES

                         Beginning        Ending           Expenses Paid
                       Account Value  Account Value        During Period
                          11/1/04        4/30/05     11/01/04 - 04/30/05*<F65>
                       -------------  -------------  -------------------------
Actual(1)<F63>           $1,000.00      $1,005.70              $2.98
Hypothetical(2)<F64>     $1,000.00      $1,021.82              $3.01

(1)<F63> Ending account values and expenses paid during period based on a 0.57% return. The return is considered after expenses are deducted from the fund.
(2)<F64> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F65> Expenses are equal to the Fund's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

INVESTMENT ADVISER AND ADVISORY CONTRACTS

On December 20, 2004, at a meeting called for the purpose of voting on such approval, the Board Members, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds' counsel and the Funds' administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser's costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

The Board Members also evaluated the investment performance of the Funds relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund's fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds' total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund's management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members' review and consultation with the Funds' independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds' shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2004 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. The Funds file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and
                                                                 -----------
may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(ALPINE LOGO)

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

INVESTMENT ADVISER
Alpine Management & Research, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

SUB-CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT & ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER/INVESTOR INFORMATION
(888) 785-5578
www.alpinefunds.com

ALPINE FUNDS
2500 WESTCHESTER AVENUE, SUITE 215
PURCHASE, NY 10577
(914) 251-0880

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Alpine Income Trust
                   --------------------------------------

     By (Signature and Title) /s/ Samuel A. Lieber
                              ---------------------------
                              Samuel A. Lieber, President

     Date      7-8-05
           ----------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F66> /s/ Samuel A. Lieber
                                    ---------------------------
                                    Samuel A. Lieber, President

     Date      7-8-05
            ---------------------------------------------------

     By (Signature and Title)*<F66> /s/ Sheldon Flamm
                                    ---------------------------
                                    Sheldon Flamm, Treasurer

     Date      7-8-05
            ---------------------------------------------------

*<F66> Print the name and title of each signing officer under his or her signature.